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                            I. C. ISAACS

                            PENSION PLAN


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                          TABLE OF CONTENTS


ARTICLE 1
DEFINITIONS
    1.01  ACCRUED BENEFIT..........................................   2
    1.02  ACTURIAL EQUIVALENT (EQUIVALENCE).........................  2
    1.03  ANNIVERSARY DATE.........................................   3
    1.04  ANNUAL ADDITIONS.........................................   3
    1.05  ANNUAL BENEFIT...........................................   3
    1.06  ANNUITY STARTING DATE....................................   3
    1.07  APPLICABLE LIFE EXPECTANCY...............................   3
    1.08  AVERAGE ANNUAL COMPENSATION..............................   4
    1.09  BENEFICIARY..............................................   4
    1.10  BREAK IN SERVICE.........................................   4
    1.11  CODE.....................................................   4
    1.12  COMPENSATION.............................................   4
    1.13  DEFINED BENEFIT PLAN.....................................   5
    1.14  DEFINED BENEFIT DOLLAR LIMITATION........................   5
    1.15  DEFINED BENEFIT (PLAN) FRACTION..........................   5
    1.16  DEFINED CONTRIBUTION PLAN................................   5
    1.17  DEFINED CONTRIBUTION (PLAN) FRACTION.....................   5
    1.18  DISABILITY...............................................   6
    1.19  DISTRIBUTION CALENDAR YEAR...............................   6
    1.20  EARLIEST RETIREMENT AGE..................................   6
    1.21  EARLY RETIREMENT AGE.....................................   6
    1.22  EARNED INCOME............................................   6
    1.23  EFFECTIVE DATE...........................................   6
    1.24  ELECTION PERIOD..........................................   6
    1.25  EMPLOYEE.................................................   6
    1.26  EMPLOYER.................................................   6
    1.27  ENTRY DATE...............................................   7
    1.28  FAMILY MEMBER............................................   7
    1.29  FIRST DISTRIBUTION CALENDAR YEAR.........................   7
    1.30  FUND.....................................................   7
    1.31  HIGHEST AVERAGE COMPENSATION.............................   7
    1.32  HIGHLY COMPENSATED EMPLOYEE..............................   7
    1.33  HOUR OF SERVICE..........................................   8
    1.34  JOINT AND SURVIVOR ANNUITY...............................   9
    1.35  KEY EMPLOYEE.............................................   9
    1.36  LEASED EMPLOYEE..........................................   9
    1.37  LIMITATION YEAR..........................................   9
    1.38  MAXIMUM PERMISSIBLE AMOUNT...............................   9
    1.39  NORMAL RETIREMENT AGE....................................   9
    1.40  NORMAL RETIREMENT BENEFIT................................  10
    1.41  NORMAL RETIREMENT DATE...................................  10
    1.42  OWNER-EMPLOYEE...........................................  10
    1.43  PARTICIPANT..............................................  10
    1.44  PERMISSIVE AGGREGATION GROUP.............................  10
    1.45  PLAN.....................................................  10
    1.46  PLAN ADMINISTRATOR.......................................  10
    1.47  PLAN YEAR................................................  10
    1.48  PROJECTED ANNUAL BENEFIT.................................  10
    1.49  QUALIFIED DEFERRED COMPENSATION PLAN.....................  10
    1.50  QUALIFIED DOMESTIC RELATIONS ORDER (QDRO)................  10
    1.51  QUALIFIED EARLY RETIREMENT AGE...........................  10
    1.52  QUALIFIED JOINT AND SURVIVOR ANNUITY.....................  11
    1.53  REQUIRED AGGREGATION GROUP...............................  11




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    1.54  REQUIRED BEGINNING DATE..................................  11
    1.55  ROLLOVER CONTRIBUTION....................................  11
    1.56  SELF-EMPLOYED INDIVIDUAL.................................  11
    1.57  SERVICE..................................................  11
    1.58  SHAREHOLDER-EMPLOYEE.....................................  11
    1.59  SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)..................  11
    1.60  SOCIAL SECURITY RETIREMENT AGE...........................  11
    1.61  SPONSOR..................................................  11
    1.62  SPOUSE (SURVIVING SPOUSE)................................  11
    1.63  SUPER TOP-HEAVY PLAN.....................................  12
    1.64  TOP-HEAVY DETERMINATION DATE.............................  12
    1.65  TOP-HEAVY PLAN...........................................  12
    1.66  TOP-HEAVY RATIO..........................................  12
    1.67  TOP-PAID GROUP...........................................  13
    1.68  TRANSFER CONTRIBUTION....................................  13
    1.69  TRUSTEES.................................................  13
    1.70  VALUATION DATE...........................................  13
    1.71  VESTED ACCRUED BENEFIT...................................  13
    1.72  VOLUNTARY CONTRIBUTION...................................  13
    1.73  WELFARE BENEFIT FUND.....................................  13
    1.74  YEAR OF CREDITED SERVICE.................................  14
    1.75  YEAR OF SERVICE..........................................  14


ARTICLE 2
ELIGIBILITY REQUIREMENTS
    2.01  PARTICIPATION............................................  15
    2.02  EMPLOYMENT RIGHTS........................................  15
    2.03  SERVICE WITH CONTROLLED GROUPS...........................  15
    2.04  OWNER-EMPLOYEES..........................................  16
    2.05  LEASED EMPLOYEES.........................................  16
    2.06  CESSATION OF PARTICIPATION...............................  16
    2.07  WAIVER OF PARTICIPATION..................................  16

ARTICLE 3
EMPLOYER CONTRIBUTIONS
    3.01  AMOUNT...................................................  17
    3.02  EXPENSES AND FEES........................................  17
    3.03  RESPONSIBILITY FOR CONTRIBUTIONS.........................  17
    3.04  RETURN OF CONTRIBUTIONS..................................  17

ARTICLE 4
EMPLOYEE CONTRIBUTIONS, ROLLOVERS AND TRANSFERS
    4.01  VOLUNTARY CONTRIBUTIONS..................................  18
    4.02  ROLLOVER CONTRIBUTIONS...................................  18
    4.03  TRANSFER CONTRIBUTIONS...................................  18
    4.04  SEPARATE ACCOUNTS........................................  18
    4.05  ADJUSTMENTS TO PARTICIPANT ACCOUNTS......................  19
    4.06  NONFORFEITABILITY........................................  19
    4.07  IN-SERVICE WITHDRAWALS...................................  19
    4.08  WITHDRAWAL ON TERMINATION OF EMPLOYMENT..................  19
    4.09  WITHDRAWAL ON DEATH......................................  20
    4.10  EMPLOYEE INVESTMENT DIRECTION............................  20

ARTICLE 5
RETIREMENT BENEFITS
    5.01  BENEFIT AT NORMAL RETIREMENT.............................  21
    5.02  LATE RETIREMENT BENEFIT..................................  22
    5.03  DISABILITY RETIREMENT BENEFIT............................  22
    5.04  DEFINITE BENEFIT REQUIREMENTS............................  24


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    5.05  EARLY RETIREMENT BENEFIT.................................  24
    5.06  CASH-OUT OF RETIREMENT BENEFITS..........................  24
    5.07  IMMEDIATELY DISTRIBUTABLE BENEFITS.......................  24
    5.08  FORM OF PAYMENT..........................................  25
    5.09  OPTIONAL FORMS OF PAYMENT................................  25
    5.10  COMMENCEMENT OF BENEFITS.................................. 25
    5.11  IN-SERVICE WITHDRAWALS NOT PERMITTED.....................  26
    5.12  CLAIMS PROCEDURES........................................  26
    5.13  DIRECT ROLLOVERS.........................................  26

ARTICLE 6
DISTRIBUTION REQUIREMENTS
    6.01  PAYMENT SUBJECT TO JOINT AND SURVIVOR PROVISIONS.........  28
    6.02  MINIMUM DISTRIBUTION REQUIREMENTS........................  28
    6.03  LIMIT ON DISTRIBUTION PERIODS............................  28
    6.04  DETERMINATION OF AMOUNT TO BE DISTRIBUTED EACH YEAR......  28
    6.05  REQUIRED BEGINNING DATE..................................  30
    6.06  DESIGNATION OF BENEFICIARY FOR DEATH BENEFIT.............  30
    6.07  DEATH AFTER COMMENCEMENT OF BENEFITS.....................  30
    6.08  DEATH PRIOR TO COMMENCEMENT OF BENEFITS..................  30
    6.09  CALCULATION OF LIFE EXPECTANCY...........................  31
    6.10  BENEFICIARY ELECTION OF DISTRIBUTION METHOD..............  31
    6.11  PAYMENTS TO A CHILD OF A PARTICIPANT.....................  31
    6.12  DEEMED DISTRIBUTION STARTING DATE........................  31
    6.13  TRANSITIONAL RULES.......................................  31

ARTICLE 7
JOINT AND SURVIVOR AND DEATH BENEFIT REQUIREMENTS
    7.01  PRECEDENCE OVER CONFLICTING PROVISIONS...................  33
    7.02  PAYMENT OF QUALIFIED JOINT AND SURVIVOR ANNUITY..........  33
    7.03  DEATH BENEFIT PRIOR TO COMMENCEMENT OF BENEFITS........... 33
    7.04  QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY................  33
    7.05  QUALIFIED ELECTION.......................................  34
    7.06  NOTICE REQUIREMENTS FOR JOINT AND SURVIVOR ANNUITY.......  35
    7.07  NOTICE REQUIREMENTS FOR PRE-RETIREMENT SURVIVOR ANNUITY..  35

ARTICLE 8
VESTING OF BENEFITS
    8.01  EMPLOYER PAID BENEFITS...................................  36
    8.02  CALCULATING VESTING BENEFIT..............................  36
    8.03  PAYMENT OF VESTED BENEFITS...............................  37
    8.04  REINSTATEMENT OF BENEFITS................................  37
    8.05  FORFEITURES..............................................  37

ARTICLE 9
LIMITATIONS ON BENEFITS
    9.01  PARTICIPATION IN THIS PLAN...............................  38
    9.02  PARTICIPATION IN MULTIPLE PLANS..........................  38
    9.03  DEFINITIONS..............................................  39

ARTICLE 10
ADMINISTRATION
    10.01  PLAN ADMINISTRATOR......................................  43
    10.02  TRUSTEES................................................  43
    10.03  FEES AND EXPENSES.......................................  44
    10.04  DIVISION OF DUTIES AND INDEMNIFICATION..................  44




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ARTICLE 11
TRUST FUND
    11.01  THE FUND................................................  46
    11.02  CONTROL OF PLAN ASSETS..................................  46
    11.03  EXCLUSIVE BENEFIT RULES.................................  46
    11.04  ASSIGNMENT AND ALIENATION OF BENEFITS...................  46
    11.05  QUALIFIED DOMESTIC RELATIONS ORDER......................  46

ARTICLE 12
INVESTMENTS
    12.01  FIDUCIARY STANDARDS.....................................  48
    12.02  FUNDING ARRANGEMENT.....................................  48
    12.03  INVESTMENT ALTERNATIVES.................................  48
    12.04  PARTICIPANT LOANS.......................................  49
    12.05  EMPLOYER INVESTMENT DIRECTION...........................  49

ARTICLE 13
TOP-HEAVY PROVISIONS
    13.01  APPLICABILITY OF RULES..................................  51
    13.02  MINIMUM BENEFIT.........................................  51
    13.03  LIMITATIONS ON BENEFITS.................................  52
    13.04  MINIMUM VESTING.........................................  52

ARTICLE 14
AMENDMENT BY SPONSOR
    14.01  AMENDMENT BY SPONSOR....................................  53
    14.02  AMENDMENT BY EMPLOYER...................................  53
    14.03  TERMINATION.............................................  53
    14.04  ALLOCATION OF ASSETS UPON TERMINATION...................  53
    14.05  EARLY TERMINATION PROVISIONS............................  54

ARTICLE 15
MISCELLANEOUS PROVISIONS
    15.01  INABILITY TO ACT........................................  57
    15.02  QUALIFICATION OF EMPLOYER'S PARTICIPATION IN PLAN.......  57
    15.03  MERGERS AND CONSOLIDATIONS..............................  57
    15.04  QUALIFICATIONS OF PLAN..................................  57
    15.05  GOVERNING LAW...........................................  57
    15.06  HEADINGS AND SUBHEADINGS................................  57
    15.07  PLAN SUBJECT TO SEPARATE TRUST AGREEMENT................  57

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                                 I.C. ISAACS
                                 PENSION PLAN


     THIS AGREEMENT is made and entered into this 23rd day of Dec., 1994, by
                                                  ----        ---   ----
I.C. ISAACS & COMPANY, L.P. (hereafter called the Sponsor).


                                  WITNESSETH;

     WHEREAS, the Sponsor previously established the I.C. Isaacs Pension Plan (hereafter called the Plan), effective December 1, 1953, for the exclusive benefit of the Employees of the Employer and their Beneficiaries in order to provide retirement and other incidental benefits to such Employees and Beneficiaries, thereby supplementing their social security benefits; and

     WHEREAS, the Sponsor believes that continued contributions to the Plan will help to strengthen the bonds of loyalty and mutual understanding that have existed between the Employer and its employees, thereby making possible the continued growth of its business; and

     WHEREAS, in accordance with the terms of the Plan, the Sponsor has the ability at any time, and from time to time, to amend the Plan;

     NOW, THEREFORE, the Sponsor amends and restates the Plan in its entirety to comply with all applicable statutes, including the employee Retirement Income Security Act of 1974 (ERISA), the Tax Equity and Fiscal
Responsibility Act of 1982, the Tax Reform Act of 1984, the Retirement Equity Act of 1984, the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Acts of 1986 and 1987, the Technical and Miscellaneous Revenue Act of 1988, and the Revenue Reconciliation Act of 1989, said amendment and restatement to be effective as of January 1, 1989, except as otherwise noted herein and with respect to the following provisions which shall be effective as of the dates shown or referenced: (1) Leased Employees-for Service performed after December 31, 1986; (2) Definition of Annual Additions-for LImitation Years beginning after December 31, 1986; (3) Section 9.03(g)-for Limitation Years beginning after December 31, 1986; and (4) Provisions more restrictive than those contained in the Deficit Reduction and Retirement Equity Act of 1984 and the temporary Retirement Equity Act regulations-for Plan Years beginning after the dates specified in the Tax Reform Act of 1986:

                                   ARTICLE 1
                                  DEFINITIONS


1.01 ACCRUED BENEFIT: The benefit amount earned by a Participant as of a specified date as determined under Section 5.01. The accrual computation period computing a Participant's Accrued Benefit shall be the Plan Year. A Participant's Accrued Benefit shall be reduced or offset by the Actuarial Equivalent of (i) any Plan benefits previously paid, and
      (ii) to the extent such benefits are attributable to concurrent periods of Service, any benefit entitlement from any other Defined Benefit Plan sponsored by or contributed to by the Employer. A Participant who is employed on the last day of the Plan Year and who completes a Year of Service will accrue a benefit under the Plan for such Plan Year. Any other Participant who terminates employment during the Plan Year will accrue a benefit for each month in which he or she is credited with one Hour of Service. In addition, to the extent necessary to satisfy the minimum coverage requirements of Code Section 410(b) or the minimum participation requirements of Code Section 401(a)(26) for a Plan Year, a Year of Credited Service shall also be credited for purposes of determining Accrued Benefits for such Plan Year for:

     (a) Participants who have completed more than 500 Hours of Service, but less than a Year of Service, during the Plan Year and are employed by the Employer on the last day of the Plan Year of reference, if necessary, and

    (b) Participants who have completed more than 500 Hours of Service, but less than a Year of Service, during the Plan Year in the order of those Participants with the lowest Compensation first, if necessary, and

    (c) Any additional Participants determined by the Plan Administrator under any other non-discriminatory method, including any Employee who has waived further benefit accruals or waived participation in the Plan.


      Notwithstanding any other provision in the Plan, each Section
      401(a)(17) Employee's Accrued Benefit will be the greater of (a) such Employee's Accrued Benefit as of the last day of the last plan year beginning before January 1, 1994, frozen in accordance with regulation 1.401(a)(4)-13, and (b) such Employee's Accrued Benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee's total Years of Service taken into account under the Plan for purposes of benefit accruals. A Section 401(a)(17) Employee means an Employee whose current Accrued Benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994 is based on Compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994 that exceeded $150,000.


1.02 ACTUARIAL EQUIVALENT (EQUIVALENCE): A benefit having the same value on the date payment commences as another stated benefit, determined on the basis of the tables and factors in Exhibit B attached hereto and by reference made a part hereof; or, in the case of benefits paid in a lump sum, the Code Section 417(e) interest rates, as in effect on the first business day of the month during which the lump sum benefit is computed to be payable, whichever produces the greater benefit.

     The Code Section 417(e) interest rate is the applicable interest rate. The applicable interest rate is the interest rate which would be used (as of either the date on which benefits are computed to be payable, or the first day of the Plan Year which contains the Annuity Starting Date) by the Pension Benefit Guaranty.

     Corporation for a trusteed single-employer plan to value a benefit upon termination of an insufficient trusteed single-employer plan. The Code
     Section 417(e) interest rate limitations shall apply to distributions in Plan Years beginning after 1984. Notwithstanding the foregoing, the Code
     Section 417(e) interest rate limitations shall not apply to any distributions commencing in Plan Years beginning before 1987, if such distributions were determined in accordance with the interest rate(s) as required by Regulation Section 1.417(e)-1T(e) (including the PBGC immediate interest rate).

     The Actuarial Equivalent of an Accrued Benefit shall be determined as of the first day of the month coincident with or next following the date of determination or the actual commencement of benefits, on the basis of the payee's nearest age in years or actual age in years and months consistently determined as of such applicable date. If a benefit is payable one month or more subsequent to the date of initial determination, it shall either be adjusted for interest to the date of actual distribution, or reevaluated based on the payee's then current age, as determined by the Plan Administrator on a nondiscriminatory basis. In the event of a change in the definition of Actuarial Equivalent, in no event shall the lump sum Actuarial Equivalent of a Participant's Accrued Benefit determined on the date of benefit commences be less than the Actuarial Equivalent value of the Accrued Benefit as determined one day prior to the date of such change (but without regard to any changes in interest rates under Code Section 417(e) as used by the Pension Benefit Guaranty Corporation), based on the terms of the Plan as in effect on such day. If a Participant's Accrued Benefit is payable at any time prior to his or her Early or Normal Retirement Age or in a form other than the Normal Retirement Benefit, it shall be adjusted to reflect the Actuarial Equivalent of such amount as of the first day of the month coincident with or next following the actual commencement of benefits, on the basis of the Participant's age as of such applicable date.

     Nothing contained in this Section 1.02 shall have the effect of reducing the Accrued Benefit of any Employee who was a Participant in the Plan on May 1, 1986 below the amount computed under the terms of the Plan as in effect as if the Participant had separated from Service on the last day of the Plan Year which began prior to January 1, 1987. In determining the amount of the Accrued Benefit, any change in the terms and conditions of the Plan after May 5, 1986 and any cost of living adjustment occurring after May 5, 1986 shall be disregarded.

1.03  ANNIVERSARY DATE:  January 1st of each Plan Year.

1.04  ANNUAL ADDITIONS:  See Section 9.03

1.05  ANNUAL BENEFIT:  See Section 9.03

1.06 ANNUITY STARTING DATE: Used in conjunction with the Qualified Joint and Survivor Annuity requirements, it is the first day of the first period for which a benefit amount is paid as an annuity or in any other form.

1.07 APPLICABLE LIFE EXPECTANCY: Used in determining the required minimum distribution. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or Beneficiary) as of the Participant's (or Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the Applicable Life Expectancy shall be the life expectancy as so recalculated.

1.08 AVERAGE ANNUAL COMPENSATION: A Participant's annual Compensation averaged over the highest 5 consecutive Plan Years ending with his or her Normal Retirement Age or actual retirement if later, or if earlier the date on which he or she last ceased to be an active Participant. For a Participant with less than the required number of consecutive years the average of the actual number of consecutive years shall be used. In the event a Participant is employed or is covered under the Plan for less than the full accounting period for determining Compensation, Average Annual Compensation shall be counted (without analyzing) if such Participant qualifies for a Year of Service or a Year of Credited Service.

1.09 BENEFICIARY: The individual who is designated as the Beneficiary under the Plan in accordance with Code Section 401(a)(9) and the regulations thereunder. Subject to Article 7 and Section 7.07, a Participant may designate, in writing, a Beneficiary to receive the benefits payable in the event of his or her death, and may designate a secondary Beneficiary to receive any benefits payable in the event the primary Beneficiary predeceases the Participant. A Participant's Surviving Spouse must consent to the designation of the Participant's primary Beneficiary other than the Surviving Spouse of more than 50% of the value of any Plan death benefit. In the event a Participant fails to designate any Beneficiary in writing, or the Beneficiary predeceases the Participant, the Participant's Surviving Spouse shall be deemed the Beneficiary. If there is no Surviving Spouse, the benefits shall be paid pursuant to the intestacy laws of the state in which the Beneficiary is domiciled. A Participant may change his or her Beneficiary at any time. All Beneficiary designations and changes shall be made on an appropriate form and filed with the Plan Administrator. Any such designation shall become effective only upon its receipt by the Plan Administrator. The last effective designation received by the Plan Administrator shall supersede all prior designations.

1.10 BREAK IN SERVICE: For purposes of determining vesting, a Plan Year during which an Employee fails to complete more than 500 Hours of Service. In the event that a Plan Year is less than 12 months, the 500 Hours of Service requirement shall be proportionately reduced. For purposes of determining eligibility, the twelve (12) month period commencing on the date an Employee first completes an Hour of Service and each anniversary thereof during which an Employee fails to complete more than 500 Hours of Service.

1.11  CODE:  The Internal Revenue Code of 1986 including any amendments thereto.

1.12 COMPENSATION: For all Employees other than truckdrivers and salesmen, the total wages or salary, overtime, commissions, bonuses, and any other taxable remuneration from the Employer for the Plan Year in no event greater than $60,000 maximum per year. For any Owner-Employee or other self-employed individual covered under the Plan, Compensation will mean Earned Income. For truckdrivers and salesmen, 75% of the total wages or salary, overtime, commission, bonuses and any other taxable remuneration for the employer for the Plan Year and in no event greater than $60,000 maximum per year. Compensation shall include only Compensation actually paid to the Participant during the Plan Year. However, Compensation may include any amount contributed by the Employer pursuant to a salary reduction agreement which is not includible in the gross income of the Employee under Code Sections
      125, 402(a)(8), 402(h) or 403(b). Except for purposes of determining a Participant's Accrued Benefit prior to the first Plan Year which began on or after January 1, 1989 or if earlier the date the Plan became
      Top Heavy, in accordance with Code Section 401(a)(17) the annual Compensation of each Participant taken into account under the Plan for any Plan Year shall not exceed $200,000, as adjusted beginning with the first Plan Year which begins in 1990 at the same time and in the same manner as under Code Section 415(d), prorated for less than a 12-month period.

      For the period prior to the first Plan Year beginning in 1994, the Code
      Section 401(a)(17) limit as adjusted under Code Section 415(d) as in effect for the current year shall be the applicable limit on Compensation for all Plan Years up to and including the Plan Year of reference. Beginning with the Plan Year which commences in 1994, however, the Code Section 401(a)(17) limit on Compensation, as adjusted under Code Section 415(d), which is in effect for each year shall be the applicable limit for each such Plan Year, including years prior to 1994. In addition, for the period prior to the first Plan Year which commences in 1994, the adjustment for the calendar year under Code Section 415(d) to the Code Section 401(a)(17) limit on Compensation shall be applicable for the Plan Year which ends within the calendar year of reference. In determining the compensation of a Participant for purposes of this limitation under Code Section 401(a)(17), the rules of Code Section 414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the Participant's Spouse and any lineal descendants who have not attained age 19 before the close of the year. If as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining the portion of compensation up to the Taxable Wage Base or other integration level set forth in Section 5.01) the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation, or such other method as determined by the Plan Administrator, provided such method is not prohibited by IRS regulations.

      In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the amount of annual Compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve. For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the OBRA '93 annual compensation limit set forth in this provision. If Compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA annual compensation limit is $150,000.

1.13 DEFINED BENEFIT PLAN: A Plan under which a Participant's benefit is determined by a formula contained in the Plan under which no individual accounts are maintained for Participants.

1.14  DEFINED BENEFIT DOLLAR LIMITATION:  See Section 9.03.

1.15  DEFINED BENEFIT (PLAN) FRACTION:  See Section 9.03.

1.16 DEFINED CONTRIBUTION PLAN: A Plan under which individual accounts are maintained to which all contributions, forfeitures, income and gains or losses, and expenses are credited or deducted and in which a Participant's benefit is based solely on the fair market value of his or her account balance.

1.17  DEFINED CONTRIBUTION (PLAN) FRACTION:  See Section 9.03.

1.18 DISABILITY: Disability means a physical or mental condition arising after an Employee has become a Participant, which totally and permanently prevents the Participant from engaging in his or her duties for any Employer. The determination as to whether a Participant is totally and permanently disabled will be made (1) on medical evidence by a licensed physician designated by the Administrator; or (2) on evidence that the Participant is eligible for benefits under any long-term disability plan sponsored by the Employer, but administered by an independent third party; or (3) on evidence that the Participant is eligible for total and permanent disability under the Social Security Act in effect at the date of disability.

1.19 DISTRIBUTION CALENDAR YEAR: A calendar year for which a minimum distribution is required.

1.20 EARLIEST RETIREMENT AGE: The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

1.21 EARLY RETIREMENT AGE: The first day of any month coincident with or next following the Participant's attainment of age 55 and completion of 15 Years of Service.

1.22 EARNED INCOME: Net earnings from self-employment in the trade or business with respect to which the Plan is established, determined without regard to items not included in gross income and the deductions allocable to such items, provided that personal services of the individual are a material income-producing factor. Earned Income shall be reduced by contributions made by a taxpayer to a qualified plan to the extent deductible under Code Section 404. For tax years beginning after 1989 net earnings shall be determined taking into account the deduction for one-half of self-employment taxes allowed to the taxpayer under Code Section 164(f) to the extent deductible.

1.23 EFFECTIVE DATE: January 1, 1989, which is the effective date of this amendment and restatement.

1.24 ELECTION PERIOD: The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from Service prior to the first day of the Plan Year in which age 35 is attained, with respect to benefits accrued prior to separation, the Election Period shall begin on the date of separation.

1.25 EMPLOYEE: Any person employed by the Employer, including Self-Employed Individuals and partners and, except for purposes of determining eligibility for participation in this Plan, all Employees of a member of an affiliated service group (as defined in Code Section 414(m)), Employees of a controlled group of corporations (as defined in Code 414(b)), all Employees of any incorporated or unincorporated trade or business which is under common control (as defined in Code Section 414(c)), leased Employees (as defined in Code Section 414(n)) and any other Employees of an entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o). All such Employees shall be treated as employed by a single Employer.

1.26 EMPLOYER: The Sponsor and any Self-Employed Individual, partnership, corporation or other business entity or organization which with the consent of the Sponsor adopts this Plan and any business entity which succeeds the Employer and adopts this Plan (as set forth in Exhibit C attached hereto and by reference made a part hereof). Except for determining which business entity or organization adopts this Plan, for all purposes Employer shall also mean all members of a controlled group of corporations (as defined in Code Section 414(b) as modified by Code
      Section 415(h)), all commonly controlled trades or businesses (as defined in Code Section 414(c) as modified by Code Section 415(h)) or affiliated service groups (as defined in Code Section 414(m)) of which the adopting

      Employer is a part, and other entities required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

1.27 ENTRY DATE: January 1st and July 1st of each Plan Year, which shall be the dates on which an Employee commences participation in the Plan.

1.28 FAMILY MEMBER: The Employer or former Employee's Spouse, any lineal descendants and ascendants and the Spouse of such lineal descendants and ascendants. If, pursuant to the rules under Code Section 401(k) and
      (m), an Employee is required to be included as a Family Member of more than one family group, then all Employees who are included in any such family group shall be aggregated in determining those who are Family Members.

1.29 FIRST DISTRIBUTION CALENDAR YEAR: For distributions beginning before the Participant's death, the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after death, the First Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 6.07.

1.30 FUND: All contributions received by the Trustees under this Plan and Trust, investments thereof and earnings and appreciation thereon.

1.31 HIGHEST AVERAGE COMPENSATION: The average Compensation for the three consecutive Years of Service with the Employer that produces the highest average.

1.32 HIGHLY COMPENSATED EMPLOYEE: Any active Highly Compensated Employee or any former Highly Compensated Employee. An active Highly Compensated Employee includes any Employee who performs Service for the Employer during the determination year and who, during the look-back year: (i) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (ii) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the Top-Paid Group for such year; or (iii) was an officer of the Employer and received Compensation during such year that is greater than 50% of the dollar limitation in effect under Section 415 (b)(1)(A) of the Code. The term Highly Compensated Employee also includes: (i) if the term "determination year" is substituted for the term "look-back year" any Employee who is one of the 100 Employees who received the most Compensation from the Employer during the determination year; and (ii) Employees who are 5% owners at any time during the look-back year or determination year. If no officer has satisfied the Compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

      For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year unless the Employer so elects that the look-back year shall be the calendar year ending with or within the Plan Year for which the determination of the group of Highly compensated Employees is being made. In that event the determination year shall be the period of time, if any, which extends beyond the look-back year and ends on the last day of the Plan Year for which the determination is being made (the lag period). If the lag period is less than twelve months long, the dollar threshold amounts in (a), (b) and (c) above shall be prorated based upon the number of months in the lag period.

      A former Highly Compensated Employee includes any Employee who separated from Service (or was deemed to have separated) prior to the determination year, performs no Service for the Employer during the determination year, and was an active Highly Compensated Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday. If an Employee is, during the determination year or look-back year, a Family Member of either a 5% owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees ranked on the basis of Compensation paid during such year, then the Family Member and the 5% owner or top-ten Highly Compensated Employee shall be aggregated. If so, the Family Member and 5% owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving Compensation and Plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the Family Member and 5% owner or top-ten Highly Compensated Employee. The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with Code
      Section 414(q) and the regulations thereunder.

1.33 HOUR OF SERVICE: (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed; and (b) each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service shall be credited under this Section for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to
      Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under section (a) or section (b) above, as the case may be, and under this section (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

      Hours of Service shall be credited for employment with the Employer and with other members of an affiliated service group (as defined in Code
      Section 414(m)), a controlled group of corporations (as defined in Code
      Section 414(b)), or a group of trades or businesses under common control (as defined in Code Section 414(c)) of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Code Section 414(o) and the regulations thereunder. Hours of Service shall also be credited for any individual considered an Employee for purposes of this Plan under Code Section 414(n) or Code
      Section 414(o) and the regulations thereunder.

      Solely for determining whether a Break in Service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work or maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence by reason of the pregnancy of the individual, by reason of a birth of a child of the individual, by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited in the computation period in which absence begins if the crediting is necessary to prevent a Break in Service in that period, or in all other cases, in the following computation period. No more than 501 hours will be credited under this paragraph.

1.34 JOINT AND SURVIVOR ANNUITY: An immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's Spouse or other Beneficiary which is not less than 50% nor greater than 100% of the amount of the annuity payable during the joint lives of the Participant and the Participant's Spouse/or other Beneficiary. The Joint and Survivor Annuity will be the Actuarial Equivalent of the Normal Retirement Benefit.

1.35 KEY EMPLOYEE: Any Employee, former Employee or deceased Employee (and the Beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer if such individual's annual Compensation exceeds fifty percent of the dollar limitation under Code Section 415(b)(1)(a) (the defined benefit maximum annual benefit), an owner (or considered an owner under Code Section 318) of one of the ten largest interests in the Employer if such individual's Compensation exceeds 100% of the dollar limitation under Code Section 415(c)(1)(A), a five percent owner of the Employer, or a one percent owner of the Employer who has annual Compensation of more than $150,000. For purposes of determining who is a Key Employee, annual Compensation shall include amounts deferred through a salary reduction agreement to a cash or deferred plan under Code Section 401(k), a Simplified Employee Pension Plan under Code Section 408(k), a cafeteria plan under Code
      Section 125 or a tax-deferred annuity under Code Section 403(b). The determination period is the Plan Year containing the Top-Heavy Determination Date and the four preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the regulations thereunder.

1.36 LEASED EMPLOYEE: Any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code
      Section 414(n)(6)) on a substantially full-time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient Employer. A leased Employee shall not be considered an Employee of the recipient if such Employee is covered by a money purchase pension plan providing
      (a) a non-integrated employer contribution rate of at least 10% of Compensation (as defined in Code Section 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under a cafeteria plan covered by Code Section 125, a cash or deferred plan under Code Section 401(k), a Simplified Employee Pension Plan under Code
      Section 408(k) or a tax-deferred annuity under Code Section 403(b)); (b) immediate participation; and (c) full and immediate vesting. This exclusion is only available if Leased Employees do not constitute more than twenty percent (20%) of the recipient's non-highly compensated work force.

1.37 LIMITATION YEAR: A calendar year unless a different 12-consecutive month period is specified in Section 1.47. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

1.38  MAXIMUM PERMISSIBLE AMOUNT:  See Section 9.03.

1.39 NORMAL RETIREMENT AGE: The day of Employee attains age 65 or the 5th anniversary of his commencement of Plan participation, whichever is later. There is no mandatory retirement age.

1.40 NORMAL RETIREMENT BENEFIT: A monthly pension beginning on a Participant's Normal Retirement Date or actual retirement date if the Participant works past Normal Retirement Age and does not commence payment, and ending on the first day of the month in which death occurs.

1.41 NORMAL RETIREMENT DATE: Normal Retirement Date means the first day of the month coinciding with or next following a Participant's Normal Retirement Age.

1.42 OWNER-EMPLOYEE: A sole proprietor or partner owning more than 10% of either the capital or profits interest of the partnership.

1.43 PARTICIPANT: Any Employee who has met the eligibility requirements and is participating in the Plan. However, any individual who is no longer employed by the Employer will not be deemed a Participant if his or her entire benefit rights under the Plan are (a) fully guaranteed by an insurance company, insurance service, or insurance organization and are legally enforceable at the sole choice of such individual against such insurance company, insurance service, or insurance organization, provided that a contract, policy or certificate describing the benefits to which such individual is entitled has been issued to such individual; or (b) such benefits are paid in a lump sum distribution which represents the entire balance of such individual's interest in his or her benefits under the Plan.

1.44 PERMISSIVE AGGREGATION GROUP: Used for Top-Heavy testing purposes, it is the Required Aggregation Group of plans plus any other plan or plans of the Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code Sections 401(a)(4) and 410.

1.45  PLAN:  The Employer's retirement plan as contained herein.

1.46 PLAN ADMINISTRATOR: The Sponsor unless another Plan Administrator is appointed by the Sponsor.

1.47 PLAN YEARS: The 12 consecutive month period which begins on January 1st of each year and ends on December 31st of each year. In the event the Plan Year changes, the computation period for purposes of determining vesting and Accrued Benefits shall shift to the new 12 months period of the new Plan Year. The first computation period of the new Plan Year shall begin on the first day of the new Plan Year which occurs within the most recent old Plan Year.

1.48  PROJECTED ANNUAL BENEFIT: See Section 9.03.

1.49 QUALIFIED DEFERRED COMPENSATION PLAN: Any pension, profit-sharing, stock bonus, or other plan which meets the requirements of Section 401 of the Code which includes a trust exempt from tax under Section 501(a) of the Code; any annuity plan described in Section 403(a) of the Code.

1.50  QUALIFIED DOMESTIC RELATIONS ORDER (QDRO): A QDRO is a signed
      Domestic Relations Order issued by a State Court which creates, recognizes or assigns to an alternate payee(s) the right to receive all or part of a Participant's Plan benefit. An alternate payee is a Spouse, former Spouse, child, or other dependent who is treated as a Beneficiary under the Plan as a result of the QDRO.

1.51 QUALIFIED EARLY RETIREMENT AGE: The latest of (a) the earliest date a Participant may elect to receive retirement benefits under the Plan;(b) the first day of the 120th month beginning before a Participant reaches Normal Retirement Age; or (c) the date a Participant begins participation.

1.52 QUALIFIED JOINT AND SURVIVOR ANNUITY: An immediate annuity for the life of the Participant with a survivor annuity for the life of the Participant's Spouse which is a percentage of the amount of the annuity which is payable during the joint lives of the Participant and the Participant's Spouse and which is the Actuarial Equivalent of the Normal Retirement Benefit. The survivor annuity will be 50% unless a greater percentage is specified by the Participant in accordance with
      Section 5.09. The Qualified Joint and Survivor Annuity should be at least as valuable as the Acruarial Equivalent of any other optional form of benefit payable under Section 5.09.

1.53 REQUIRED AGGREGATION GROUP: Used for Top-Heavy testing purposes, it consists of (a) each Qualified Deferred Compensation Plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (b) any other Qualified Deferred Compensation Plan of the Employer which enables a plan described in (a) to meet the requirements of Code Sections 401(a)(4) or 410.

1.54 REQUIRED BEGINNING DATE: The date on which a Participant is required to take his or her first minimum distribution under the Plan.

1.55 ROLLOVER CONTRIBUTION: A contribution made by a Participant of an amount distributed to such Participant from another Qualified Deferred Compensation Plan in accordance with Sections 402(a)(5), (6), and (7) of the Code.

1.56 SELF-EMPLOYED INDIVIDUAL: An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established including an individual who would have had Earned Income but for the fact that the trade or business had no profits for the taxable year.

1.57 SERVICE: The period of current or prior employment with the Employer. If the Employer maintains a plan of a predecessor, Service for such predecessor shall be treated as Service for the Employer.

1.58 SHAREHOLDER-EMPLOYEE: An Employee or officer who owns (or is considered as owning within the meaning of Code Section 318(a)(i)), on any day during the taxable year of an electing small business (Subchapter S) corporation, more than 5% of such corporation's outstanding stock.

1.59 SIMPLIFIED EMPLOYEE PENSION PLAN (SEP): An individual Retirement Account which meets the requirements of Code Section 408(k), and to which the Employer makes contributions pursuant to a written formula. These plans are considered for contribution limitation and Top-Heavy purposes.

1.60 SOCIAL SECURITY RETIREMENT AGE: For any Plan Year beginning after December 31, 1986, age 65 in the case of a Participant attaining age 62 before January 1, 2000 (i.e., born before January 1, 1938), age 66 for a Participant attaining age 62 after December 31, 1999, and before January 1, 2017 (i.e., born after December 31, 1937, but before
      January 1, 1955), and age 67 for a Participant attaining age 62 after December 31, 2016 (i.e., born after December 31, 1954).

1.61  SPONSOR:  I. C. Isaacs & Company, L.P.

1.62 SPOUSE (SURVIVING SPOUSE): The spouse or surviving spouse of the Participant, provided that, if the Participant dies after benefit payments have begun, the spouse must have been married to the Participant on the date benefit payments began. A former spouse will be treated as the spouse or surviving spouse to the extent provided under a Qualified Domestic Relations Order as prescribed in Code
      Section 414(p).

1.63 SUPER TOP-HEAVY PLAN: A Top-Heavy Plan under which the Top-Heavy Ratio exceeds 90%.

1.64 TOP-HEAVY DETERMINATION DATE: For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year, the last day of that year.

1.65 TOP-HEAVY PLAN: For any Plan Year beginning after 1983, the Employer's Plan is top-heavy if any of the conditions following exists: (a) if the Top-Heavy Ratio for the Plan exceeds 60% and this Plan is not part of any required Aggregation Group or Permissive Aggregation Group of plans; (b) if the Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%: or
      (c) if the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

1.66 TOP-HEAVY RATIO: (A) If the Employer maintains one or more Defined Benefit Plans but has never maintained a Defined Contribution Plan (including any SEP) which during the 5-year period ending on the Determination Date(s) has or has had account balances the Top-Heavy Ratio for this plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Actuarial Equivalents of Accrued Benefits of all Key Employees as of the Top-Heavy Determination Date(s) (including any part of any Accrued Benefit distributed in the 5-year period ending on the Top-Heavy Determination Date(s)), and the denominator of which is the sum of the Actuarial Equivalents of the Accrued benefits (including any part of any Accrued Benefit distributed in the 5-year period ending on the Top-Heavy Determination Date(s)) determined in accordance with Code
      Section 416 and the regulations thereunder.


      (b) If the Employer maintains one or more Defined Benefit Plans and maintained one or more Defined Contribution Plans (including any SEP) which during the 5-year period ending on the Top-Heavy Determination Date(s) has or has had any account balances, the top-heavy ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances under the Defined Contribution Plans for all Key Employees as of the Top-Heavy Determination Date(s) and the Actuarial Equivalent of Accrued Benefits under the aggregated Defined Benefits Plans for all Key Employees, determined in accordance with (a) above and the denominator of which is the sum of the account balances under the aggregated Defined Contribution Plans for all Participants as of the Top-Heavy Determination Date(s) and the Actuarial Equivalent of Accrued Benefits under the Defined Benefit Plans determined in accordance with (a) above for all Participants as of the Top-Heavy Determination Date(s), all determined in accordance with Code Section 416 and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of any account balance made in the 5-year period ending on the Top-Heavy Determination Date.

      (c) For purposes of (a) and (b) above, the value of the account balances and the Actuarial Equivalent of Accrued Benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Top-Heavy Determination Date, except as provided in Code Section 416 and the regulations thereunder for the first and second Plan Years of a Defined Benefit Plan. The account balances and the Accrued Benefits will be disregarded for a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year or (2) who has not been credited with at least one Hour of Service with any Employer maintaining a Plan at any time during the 5-year period ending on the Top-Heavy Determination Date. The calculation of the top-heavy ratio and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416. When aggregating plans, the value of the account balances and

      Accrued Benefits will be calculated with reference to the Top-Heavy Determination Dates that fall within the same calendar year. The Accrued Benefit of a Participant other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all Defined Benefit Plans maintained by the Employer, or (2) effective as of the first Plan Year beginning after December 31, 1986, if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

1.67 TOP-PAID GROUP: The group consisting of the top 20% of Employees when ranked on the basis of Compensation paid during such year. In determining the number of Employees in the group (but not who is in it), the following employees may be excluded: (a) Employees who have not completed 6 months of Service; (b) Employees who normally work less than 17 1/2 hours per week; (c) Employees who normally do not work more than 6 months during any year; (d) Employees who have not attained age 21; (e) Employees included in a collective bargaining unit covered by an agreement between Employee Representatives and the Employer, where retirement benefits were the subject of good faith collective bargaining provided that 90% or more of the Employer's Employees are covered by the agreement; and (f) Employees who are nonresident aliens and who have received no Earned Income or other income or remuneration which constitutes income from sources within the United States.

1.68 TRANSFER CONTRIBUTION: A non-taxable transfer of a Participant's benefit directly from a Qualified Deferred Compensation Plan to this Plan.

1.69 TRUSTEES: The Trustee or Trustees appointed by the Sponsor pursuant to Articles 10, 11, and 13.

1.70 VALUATION DATE: The Anniversary Date and any other date as selected by the Sponsor and the Trustees and applied in a non-discriminatory manner, on which the fair market value of Participant accounts accrued from Employee contributions and investment earnings and gains and losses are determined in accordance with Sections 4.05 and 4.10 hereof. For Top-Heavy purposes, the last day of the Plan Year.

1.71 VESTED ACCRUED BENEFIT: Used to determine the applicability of the Qualified Joint and Survivor Annuity Rules, it is the value of the Participant's Vested Accrued Benefit derived from Employer and Employee contributions (including Rollover and Transfer Contributions). The provisions of Article 8 shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee contributions or both at the time of death or distribution.

1.72 VOLUNTARY CONTRIBUTION: An Employee contribution which is not tax-deductible and which is not required as a condition for participation in the Plan.

1.73 WELFARE BENEFIT FUND: Any fund that is part of a plan of the Employer, or has the effect of a plan, through which the Employer provides welfare benefits to Employees or their Beneficiaries. For these purposes, welfare benefits means any benefit other than those with respect to which Code Section 83(h) (relating to transfers of property in connection with the performance of services), Code Section 404 (relating to deductions for contributions to any Employees' trust or annuity and Compensation under a deferred payment plan) and Code
      Section 404(A) (relating to certain foreign deferred compensation plans). A "Fund" is any social club, voluntary employee beneficiary association, supplemental unemployment benefit trust or qualified group legal services organization described in Code Section 501(c)(7), (9),
      (17) or (20); any trust, corporation, or other organization not exempt from income tax, or to the extent provided in regulations, any account held for an Employer by any person. The provisions of the Plan relating to Welfare Benefit Funds are applicable to tax years beginning after 1985.

1.74 YEAR OF CREDITED SERVICE: To be used for determining an Accrued Benefit in Section 1.01 and benefit at Normal Retirement Age in Section 5.01; all Years of Service while a member of an eligible class of Employees as set forth in Section 2.01 plus all periods credited in accordance with (a), (b) and (c) of Section 1.01.

1.75 YEAR OF SERVICE: For eligibility purposes, a 12-month period in which an Employee completes at least 1000 Hours of Service. The initial eligibility computation period shall commence on the date an Employee first completed an Hour of Service (hereafter called the Employment Commencement Date). The succeeding 12-month eligibility Computation period will begin on the first day of the Plan Year which begins prior to the first anniversary of the Employee's Employment Commencement Date regardless of whether the Employee is credited with 1000 Hour of Service during the initial eligibility computation period. If the Employee is credited with 1000 Hours of Service in both the initial eligibility computation period and the first Plan Year which begins prior to the first anniversary of the Employee's initial eligibility computation period, the Employee will be credited with two Years of Service for eligibility purposes. For all other purposes, a Year of Service shall be a Plan Year during which an Employee is credited with at least 1,000 Hours of Service. In the event that a Plan Year is less than 12 months, the 1,000 Hours of Service requirement will be proportionately reduced.

      The computation period for determining Years of Service and Breaks in Service for purposes of Accrued Benefits shall be the Plan Year. However, to the extent necessary to satisfy the minimum coverage requirements of Section 410(b) or the minimum participation requirements of Section 401(a)(26) of the Code for a Plan Year, an Accrued Benefit shall also be provided to Participants in accordance with the last paragraph of Section 1.01. When determining Years of Service, an Employee's Service shall be interrupted only by a Break in Service. In determining whether an Employee has completed one (1) Year of Service, the following rules shall apply:

     (a) If a Participant terminates Employment but is reemployed by the Employer before a one (1) year Break in Service occurs, he or she shall continue to participate in the Plan and earn credit for Service in the same manner as if such termination had not occurred.

     (b) If a Participant terminates Employment but is reemployed by the Employer after the 1 year Break in Service occurs, Service before such break shall be taken into account, subject to the following:
            In the case of a Participant who does not have any nonforfeitable right to the Accrued Benefit derived from Employer contributions, Service before a Break in Service will not be taken into account in computing Service if the number of consecutive one (1) year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Years of Service. Such aggregate number of Years of Service will not include any Years of Service previously disregarded pursuant to this paragraph, such Participant will be treated as a new Employee for eligibility purposes. If a Participant's Years of Service may not be disregarded pursuant to this paragraph, such Participant shall continue to participate in the Plan, or, if terminated, shall participate immediately upon reemployment.

      (c) A former Participant will become a Participant immediately upon returning as an Employee of the Employer if he or she has a nonforfeitable right to all or a portion of the Accrued Benefit derived from Employer contributions at the time of termination from Service.

                                     ARTICLE 2
                              ELIGIBILITY REQUIREMENTS

2.01 PARTICIPATION: An Employee will be eligible to become a Participant in the Plan in accordance with the following provisions:

      (a) Eligibility Requirements: All Employees who were Participants one day prior to January 1, 1989 shall continue as Participants. All other Employees who are in the eligible class of Employees shall be eligible to participate in the Plan on the Entry Date following the date on which they satisfy the following eligibility requirements: (1) attainment of age 21, and (2) completion of 1 Year of Service. The eligible class of Employees shall include all Employees other than the following:

            (1) Those Employees who are covered by a collective bargaining agreement between the Employer and "Employee Representatives", if retirement benefits were the subject of good faith collective bargaining. For this purpose, "Employee Representatives" does not include any organization more than one-half of whose members are Employees who are owners, officers, or executives of the Employer; and (2) those who are non-resident aliens who do not receive any earned income form the Employer which constitutes income from sources within the United States;

            (2)   Those Employees who are Leased Employees; and

            (3) Any Employee who is employed by a division of the Company with respect to which the Plan has not been adopted.

      (b) Participation By Members Of An Ineligible Class: In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall participate immediately if he or she has satisfied the minimum age and service requirements and would have previously become a Participant had he or she been a member of the eligible class. Such Participant and any other Participant who becomes ineligible to participant because he or she is no longer a member of an eligible class of Employees shall be entitled to an Accrued Benefit for the Plan Year only to the extent of Hours of Service completed while a member of the eligible class of Employees. The vested interest of a Participant who ceases to be a member of an eligible class will continue to increase in accordance with the vesting schedule in Article 8.

       (c) Participation By A Former Plan Participant: A former Participant shall again become a Participant immediately upon returning to the employ of the Employer as a member of the eligible class of Employees unless such former Participant's Years of Service may be disregarded by reason of prior Breaks in Service as provided in Section 1.75(b).

2.02 EMPLOYMENT RIGHTS: Participation in the Plan shall not confer upon a Participant any employment rights, nor shall it interfere with the Employer's right to terminate the Employment of any Employee at any time.

2.03 SERVICE WITH CONTROLLED GROUPS: All Years of Service with other members of a controlled group of corporations as defined in Code
      Section 414(b), trades or businesses under common control

      (as defined in Code Section 414(c), or members of an affiliated service group as defined in Code Section 414(m) shall be credited for purposes of determining an Employee's eligibility to participate.

2.04 OWNER-EMPLOYEES: If this Plan provides contribution or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan and the plan established for such other trades or businesses must, when looked at as a single plan, satisfy Code Sections 401(a) and
      (d) for the Employees of this and all other such trades or businesses. If the Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades or businesses, the Employees of the other trades or businesses must be included in a plan which satisfies Code Sections 401(a) and (d) and provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan. If an individual is covered as an Owner-Employee under the plans of 2 or more trades or businesses which are not controlled and the individual controls a trade or business, the contributions or benefits of the Employees under the plan of the trade or business which is controlled must be as favorable as those provided for him or her under the most favorable plan of the trade or business which is not controlled. For purposes of the preceding sentences, an Owner-Employee, or 2 or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or 2 or more Owner-Employees together (a) own the entire interest in an unincorporated trade or business or (b) in the case of a partnership, own more than 50% of either the capital interest or profits interest in the partnership. For purposes of the preceding sentence, an Owner-Employee or 2 or more Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such 2 or more Owner-Employees are considered to control within the meaning of the preceding sentence.

2.05 LEASED EMPLOYEES: Any leased Employed shall be treated as an Employee of the recipient Employer, but contributions or benefits provided by the leasing organization attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer.

2.06 CESSATION OF PARTICIPATION: Active participation shall cease upon a Break In Service or on account of death, disability or retirement. Upon the occurrence of any such event, the benefits of such Participant, if any, shall be computed and distributed as hereinafter provided.

2.07 WAIVER OF PARTICIPATION: A Participant may elect in writing, subject to the approval of the Employer and the written consent of his or her Spouse, to waive participation in the Plan for any Plan Year. Any such waiver shall be permitted only if it does not adversely affect the Plan's tax qualified status. The election must be communicated in writing to the Employer. An election to waive participation for a Plan Year shall result in no Accrued Benefit being earned for that Plan Year. If an Employee who has waived his or her right to become a Participant subsequently elects to become a Participant, the period of waiver will be considered as a Year(s) of Service under the Plan for purposes of eligibility to participate, for determining the vested interest in his or her Accrued Benefit, and for determining eligibility for Normal Retirement Age or Early Retirement Age, if applicable.

                                    ARTICLE 3
                             EMPLOYER CONTRIBUTIONS

3.01 AMOUNT: The Employer intends to make contributions to the Plan in such amounts as are actuarially required to fund Plan benefits. The Employer shall pay contributions for a particular Plan Year at such times as the Employer maybe decide. The valuation for actuarially determining such amounts shall be based on the method of funding, actuarial assumptions (as deemed reasonable by an enrolled actuary) and, if applicable the period of amortization of any unfunded actuarial liability, and shall reflect the adjustment for experience realized from the investment of the Fund, mortality, turnover forfeitures, and any dividends resulting from insurance, if applicable. The Employer does not, however, guarantee either the making of the contributions or the payment of the benefits under the Plan. The Employer reserves the right to reduce, suspend or discontinue its contributions for any reason at any time, provided, however, that if the Plan is deemed to be terminated as a result of such reduction, suspension or discontinuance, the provisions of
      Article 14 shall become effective.

3.02 EXPENSES AND FEES: The Employer shall also be authorized to reimburse the Fund for all expenses and fees incurred in the administration of the Plan or Trust and paid out of the assets of the Fund, including, but not limited to, fees for professional services, printing and postage.

3.03 RESPONSIBILITY FOR CONTRIBUTIONS: Neither the Trustee nor the Sponsor shall be required to determine if the Employer has made a contribution or if the amount contributed is in accordance with the Code. The Employer shall have sole responsibility in this regard.

3.04 RETURN OF CONTRIBUTIONS: Any contribution (without earnings) made by the Employer because of a mistake of fact must be returned to the Employer within one year of the contribution. In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for determination is made by the time prescribed by law for filing the Employer's return for the taxable year in which such Plan was adopted or such later date as the Secretary of the Treasury may prescribe. It is intended that each contribution made to the Plan be a deductible contribution. All Employer contributions are conditioned upon the deductibility of the contribution under Section 404 of the Internal Revenue Code of 1986. Any contribution which is determined to be non-deductible must also be returned to the Employer within one year of the date of the determination of its non-deductibility or the actual disallowance of such deduction.

                                  ARTICLE 4
                   EMPLOYEE CONTRIBUTIONS, ROLLOVERS AND TRANSFERS

4.01 VOLUNTARY CONTRIBUTIONS: No Voluntary Contributions which are accounted for separately are accepted under this Plan.

4.02 ROLLOVER CONTRIBUTIONS: With the consent of the Plan Administrator, a Participant may make a Rollover Contribution to the Plan of all or any part of an amount distributed or distributable to him or her from a Qualified Deferred Compensation Plan, provided:

      (a) Time For Transfer: The amount distributed to the Participant is transferred to the Plan no later than the 60th day after such distribution was received by the Participant.

      (b) Rollover Amount Qualifies Under Lump Sum Rules: The distribution from the Qualified Deferred Compensation Plan constituted the Participant's entire interest in such plan and was distributed within one taxable year of the Participant, either (1) on account of termination of employment, plan termination, or in the case of a profit sharing or stock bonus plan, a complete discontinuance of contributions under such plan within meaning of
            Section 402(a)(6)(A) of the Code, or (2) in one or more distributions which constitute a qualified lump sum distribution within the meaning of Code Section 402(e)(4)(A), determined without reference to subparagraphs (B)and (H).

       (c) Employee Contributions Are Not Included: The amount rolled over does not include any amounts contributed by the Participant to the Qualified Deferred Compensation Plan.

       (d) Conduit IRA Rollovers Permitted: Such Rollover Contribution may also be made through an Individual Retirement Account (IRA) qualified under Section 408 of the Code where the IRA was used as a conduit from a Qualified Deferred Compensation Plan and the Rollover Contribution is made in accordance with the rules provided under paragraphs (a) through (c). The Trustee shall not be held responsible for determining the tax-free or tax-deferred status of any Rollover Contributions made hereunder.

4.03 TRANSFER CONTRIBUTIONS: Subject to the consent of the Plan Administrator, a Participant may also arrange for the direct transfer of his or her benefit from a qualified Deferred Compensation Plan to this Plan provided that the transfer is made in accordance with sections 4.02(b) and 4.02(c) hereof. For accounting and record keeping purposes, Transfer Contributions shall be identical to Rollover Contribution. In the event the Plan Administrator accepts a Transfer Contribution from a Plan in which the Employee was directing the investments of his or her account, the Plan Administrator shall continue to permit the Employee to direct his or her investments in accordance with Section 4.10 with respect only to such Transfer Contribution.

4.04 SEPARATE ACCOUNTS: The Employer shall establish a separate account for each Participant showing the total value of his or her Voluntary Contributions, Rollover Contributions or Transfer Contributions, and each account shall be separated for bookkeeping purposes into the following sub-accounts: (a) Rollover Contributions, (b) Transfer Contributions, and (c) Voluntary Contributions.

4.05 ADJUSTMENTS TO PARTICIPANT ACCOUNTS: As of each Valuation Date of the Plan, the Employer shall adjust each account in accordance with the following:

      (a) Additions To Accounts: The Employer shall add to each account the Participant's proportionate share of any investment earnings and increase in the fair market value of the Fund since the last Valuation Date.

      (b) Deductions From Accounts: The Employer shall deduct from each account (1) any withdrawals or payments made from the Participant's account since the last Valuation Date, and (2) the Participant's proportionate share of any decrease in the fair market value of the Fund since the last Valuation Date.

      (c) Manner Of Adjustment: Subject to Section 4.10, a Participant's share of investment earnings and any increase or decrease in the Fund's fair market value shall be based on the proportionate value of all active accounts (other than accounts with segregated investments) as of the last Valuation Date less withdrawals since the last Valuation Date. Beginning with the Plan Year which begins in 1989, all Rollover and Transfer Contributions will be credited with an allocation of the actual investment earnings and gains and losses from the actual date of deposit of each such contribution till the end of the valuation period, or a proportionate share of the investment earnings, gains and losses for the entire year. All previous contributions will continue to accrue earnings and losses as specified above. Accounts with segregated investments shall receive only the income or loss on such segregated investments.

4.06 NONFORFEITABILITY: A Participant shall always have a 100% vested and nonforfeitable interest in his or her Rollover Contributions and Transfer Contributions plus the earnings thereon. No suspension or forfeiture of Employer related benefit accruals (including any minimum Top-Heavy accruals made under Section 13.02 hereof) will occur solely as a result of an Employee's withdrawal of any Rollover Contributions or Transfer Contributions.

4.07 IN-SERVICE WITHDRAWALS: A Participant may withdraw all or any part of the fair market value of his or her Rollover Contributions or Transfer Contributions upon written request to the Plan Administrator, provided reasonable advance notice is provided, as follows:

      (a) Future Accruals: Such distributions shall not be eligible for redeposit to the Fund. A withdrawal of Rollover Contributions or Transfer Contributions under this paragraph shall not prohibit such Participant from accruing any future benefit from Employer contributions.

      (b) Spousal Consent: A request to withdraw amounts pursuant to this paragraph must, if applicable, be consented to by the Participant's Spouse. The consent shall comply with the requirements of Section 5.07 relating to immediate distributions. Such request shall include the Participant's address, social security number, birth date, and amount of the withdrawal.

4.08 WITHDRAWAL ON TERMINATION OF EMPLOYMENT: A Participant may withdraw the fair market value of his or her account accrued from Rollover Contributions or Transfer Contributions at any time following termination of employment. However, such benefit must be paid in a lump sum no later than the time prescribed under Section 5.07 hereof.

4.09 WITHDRAWAL ON DEATH: Subject to the Joint and Survivor Annuity Requirements set forth in Article 7, the fair market value of a Participant's account attributable to Rollover Contributions or Transfer Contributions may be paid to his or her named Beneficiary in a lump sum as soon as practical following the Participant's death, but in any event no later than December 31st of the calendar year containing the 5th anniversary of the Participant's death. If the amount is not so withdrawn, it will be paid in the same manner as the Participant's benefits under the Plan.

4.10 EMPLOYEE INVESTMENT DIRECTION: Subject to Section 4.03, if agreed to by the Trustees and approved by the Sponsor, Participants shall be given the option to direct the investment of all or a portion of their Rollover Contributions and/or Transfer Contributions into a directed, or segregated investment selected by the Participant; or among alternative investment funds established as part of the overall Fund. Such alternative investment funds shall be under the full control of the management of the Trustees. Alternatively, if investments outside the Trustees' control are allowed, Participants may not direct that investments be made in collectibles, other than U.S. Government gold and silver coins. In this connection, a Participant's right to direct the investment of any Rollover and/or Transfer Contributions shall apply only to the selection of the desired fund. The following rules shall apply to the administration of such funds and to the handling of Participants' investment directions:

      (a) Investment Form: Eligible Participants shall complete an investment designation form stating the percentage to be invested in or transferred to or from the available funds.

      (b) Changes in Elections: A Participant may change his or her investment election by filing a new investment designation form with the Sponsor. Such change shall be effective no later than the first day of the next Election Period. Election Periods shall be established at the discretion of the Sponsor but in any event shall occur no less frequently than once in every 12-month period or, at the discretion of the Sponsor and the Trustees, once in every 3 -month or 6-month period or at such other more frequent time which is uniformly available as determined by the Sponsor and the Trustees.

      (c) Transfers Between Funds: A Participant may elect to transfer all or part of his or her account balance in one or more of the investment funds from one investment fund to another by filing an investment designation form with the Sponsor within a reasonable administrative period prior to the next Election Period. The funds shall be transferred by the Trustees as soon as practical prior to or by the start of the new Election Period.

      (d) Administrator Responsibility: The Plan Administrator shall be responsible when transmitting Employee and Employer contributions to show the dollar amount to be credited to each investment fund for each Participant.

      (e) No Administrator Liability: Except as otherwise provided herein, neither the Trustees, nor the Employer, nor any Plan fiduciary shall be liable to the Participant or any of his or her Beneficiaries for any loss resulting from action taken at the direction of the Participant.

      (f) Adoption Of Procedures: All investment designations by Plan participants are to be made in accordance with such procedures as the Sponsor may adopt. At the discretion of the Sponsor and the Trustees, such procedures shall permit sufficient selection among investment alternatives to satisfy the provisions of Department of Labor Regulations 2550.404(c)-1.

                                    ARTICLE 5
                               RETIREMENT BENEFITS


5.01 BENEFIT AT NORMAL RETIREMENT: Subject to Articles 9 and 13, each Participant shall be eligible to retire upon his or her Normal Retirement Date after attaining his or her Normal Retirement Age and shall thereafter be entitled to receive a monthly Accrued Benefit payable as a Normal Retirement Benefit, such benefit to be determined in accordance with the following provisions:

      (a) Determination Of Benefit: Each Participant's monthly Accrued Benefit at Normal Retirement Age shall be equal to 1/12th of the amount in (1) and (2) as modified by the amount in (3), as follows:
          (1) 0.6667% of the Participant's Average Annual Compensation, multiplied by his or her Years of Credited Service at retirement or other termination of employment to a maximum of 30 years: (2) plus 0.65% of the Participant's Average Annual Compensation in excess of the Participant's Integration Level, multiplied by his or her Years of Credited Service at retirement or other termination of employment to a maximum of 30 years; (3) but in no event will the total benefit on a monthly basis be less than $20. As used herein, the term Integration Level shall mean $10,000.


      (b) Reduction in Excess Percentage: The excess percentage in paragraph
          (a)(2) above may not exceed the lesser of 0.75% of the Participant's Average Annual Compensation in excess of Covered Compensation or if benefits commence prior to a Participant's Social Security Retirement Age, the factors set forth in the table which follows this paragraph, based on the Participant's Normal Retirement Age or nearest age as of benefit commencement. For purposes of the table, the headings "SSRA 67", "SSRA 66" and "SSRA 65" refer to the Participant's Social Security Retirement Age. Further, the factors set forth in the table relating to age 50 through 54 are based on 1971 GAM 5% (male unisex).

               SSRA 67     SSRA 66     SSRA 65     Commencement Age

                0.750       0.750       0.750            67
                0.700       0.750       0.750            66
                0.650       0.700       0.750            65
                0.600       0.650       0.700            64
                0.550       0.600       0.650            63
                0.500       0.550       0.600            62
                0.475       0.500       0.550            61
                0.450       0.475       0.500            60
                0.425       0.450       0.475            59
                0.400       0.425       0.450            58
                0.375       0.400       0.425            57
                0.344       0.375       0.400            56
                0.316       0.344       0.375            55
                0.295       0.321       0.350            54
                0.275       0.300       0.327            53
                0.257       0.280       0.306            52
                0.241       0.262       0.286            51
                0.225       0.245       0.268            50

      (c) Definition Of Covered Compensation: As used herein, the term Covered Compensation shall mean the average (without indexing) of the Taxable Wage Bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age as defined in Code Section 415(b)(8). A Participant's Covered Compensation shall be automatically adjusted each Plan Year. In determining a Participant's Covered Compensation for a Plan Year, the Taxable Wage Base for the current Plan Year and all subsequent Plan Years shall be assumed to be the same as the Taxable Wage Base in effect at the beginning of the Plan Year for which the determination is being made. Covered Compensation for Plan Year after the 35-year period is the Participant's Covered Compensation for the Plan Year during which the Participant attained Social Security Retirement Age. For a Plan Year before the 35-year period Covered Compensation is the Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant's Accrued Benefit may not be reduced on account of any change in such Participant's Covered Compensation. The term Taxable Wage Base shall mean the maximum amount of earnings which may be considered wages for such Plan Year under the Social Security Act (Code Section 230).

      (d) Minimum Benefit: Each Participant's monthly benefit shall not be less than the largest periodic benefit that would have been payable upon separation from Service at or prior to Normal Retirement Age under the Plan exclusive of Social Security supplements, premiums on disability or term insurance, and the value of Disability benefits not in excess of the Normal Retirement Benefit. For purposes of comparing periodic benefits in the same form, commencing prior to and at Normal Retirement Age, the greater benefit is determined by converting the benefit payable prior to Normal Retirement Age into the same form of annuity benefit payable at Normal Retirement Age and comparing the amount of such annuity payments. Benefits shall be payable in the form set forth in Section 5.08 or the Actuarial Equivalent thereof in one of the optional forms of payment described in
            Section 5.09 hereof.

5.02 LATE RETIREMENT BENEFIT: In the event a Participant elects to work beyond his or her Normal Retirement Age, the amount of Accrued Benefit which such Participant is entitled to receive shall be determined as of his or her Normal Retirement Age, and recomputed on each annual anniversary thereof, in accordance with the following provisions:

      (a) Determination: The benefit to which the Participant is entitled will be the greater of (1) the benefit to which he or she is entitled based upon his Average Annual Compensation and completed Years of Credited Service as of each such point in time, or (2) the current Actuarial Equivalent of the Accrued Benefit determined as of the Normal Retirement Age. Effective for the first Plan Year which begins in 1988, such adjustment shall be inclusive of any benefit adjustments in prior years in subparagraph (1) hereof on the basis of the Plan as in effect on the Participant's Normal Retirement Age and each annual anniversary thereof.

      (b)   Coordination With Other Provisions:  Notwithstanding paragraph
            (a) above, (1) in the case of a Top-Heavy Plan, the benefit shall not be smaller than the minimum benefit to which the Employee is entitled under Section 13.02; and (2) in determining the amount of Accrued Benefit to which a Participant is entitled, the Actuarial Equivalent value of amounts previously distributed or segregated shall be taken into consideration.

5.03  DISABILITY RETIREMENT BENEFIT:

      (a) Total and Permanent Disability: Participant who is entitled to a Vested Accrued Benefit and who has completed at least ten Years of Service and who shall be found to have become totally and permanently disabled while an Employee, as determined by a physician satisfactory to the Committee, to such a degree that he or she is unable to perform his or her duties for any Employer, shall be granted a Disability Pension in accordance with rules established by and equitably administered by the Committee. Any Participant who has satisfied the requirements for Early Retirement shall be entitled to a benefit under Section 5.05 or under this Section 5.03, as he or she may elect.

      (b) Commencement Date: The Disability Pension normally will commence as of the first day of the month coinciding with or next following the Committee's determination of such disability and will be paid in equal monthly installments while such total and permanent disability continues.

      (c)   Amount of Disability Pension:

            (1) Single Employee: If the Participant is then unmarried (or is married and has elected to waive the Spouse's Survivor Pension) and is ineligible for disability benefits under Title II of the Federal Social Security Act, the Participant's Accrued Benefit, based on his or her Years of Credited Service up to the first day of the month coinciding with or next following his or her date of disability, multiplied by the applicable Early Retirement Reduction Factor. If such Participant is eligible for disability benefits under Title II of the Federal Social Security Act, his or her Accrued Benefit, based on his or her Years of Credited Service up to the first day of the month coinciding with or next following his or her date of disability, actuarially reduced for each year that his or her Annuity Starting Date precedes his or her attainment of Age 50.

            (2) Married Employee: If the Participant is then married (and the Spouse's Survivor Pension has not been waived), the benefit shall be as described in (1) above multiplied by the applicable Spouse's Pension Conversion Factor.

      (d)   Conditions:

            (1) Except as otherwise provided, the determination of the Committee, after receiving medical advice, as to whether or not a Participant is or continues to be totally and permanently disabled shall be final and conclusive. Every Disabled Participant shall submit to examination as often as the Committee shall require. A Disabled Participant shall accrue no additional Years of Service during the period for which he or she is receiving a Disability Pension.

            (2) The Participant's Disability Pension will be paid on the assumption that he or she is not eligible for disability benefits under Title II of the Federal Social Security Act and shall be adjusted retroactively upon a determination by the Social Security Administration that he or she is eligible for such benefits to the later of the date the benefit commenced or the first day of the month coincident with or next following the date Social Security determines to be the date of disability. For purposes hereof, the phrase disability benefits under Title II of the Federal Social Security Act shall apply only to such disability benefits under such Act that are attributable to the same illness or injury which gave rise to eligibility for a Disability Pension under this Plan.

               If the Social Security Administration determines that a Participant receiving a Disability Pension under this Plan, and who was receiving disability benefits under Title II of the Federal Social Security Act, is not longer eligible for such Social Security disability benefits, the benefit payable under this Plan to such Participant shall be recalculated pursuant to Section 5.03(c) above.

               Such recalculation shall occur when the final determination by the Social Security Administration concerning the ineligibility for disability benefits under Title II of the Federal Social Security Act has been made. The effective date of such recalculation shall be the first day of the month following the month in which the last Social Security disability benefit was received.

           (3) If any Disabled Participant returns to work as an Employee, his or her Disability Pension shall cease, he or she again shall become a Participant of this Plan, and any Years of Credited Service and years of service standing to his or her credit when he or she became disabled shall be restored to him or her. Any Disabled Participant who ceases to be totally and permanently disabled prior to his or her Normal Retirement Date and who fails to return to work for an Employer hereunder shall receive no further benefit of any kind under this Plan except to the extent vested.

           (4) A Disabled Participant shall not have the right to elect any of the options provided by Exhibit A, and any such election previously made shall be null and void.


5.04 DEFINITE BENEFIT REQUIREMENTS: The amount and Actuarial Equivalent of any benefit under the terms of this Plan will be be the Actuarial Equivalent of the Normal Retirement Benefit. However, the preceding sentence shall not apply to the extent it would cause the Plan to fail to satisfy the requirements of Article 9.

5.05 EARLY RETIREMENT BENEFIT: Any Participant who meets the age and Service requirements for Early Retirement shall be eligible to retire and to receive the Actuarial Equivalent of his or her Accrued Benefit. If a Participant separates from Service before satisfying the age requirement for Early Retirement, but has satisfied the Service requirement, the Participant will be entitled to elect an Early Retirement Benefit upon satisfaction of such age requirement.

5.06 CASH-OUT OF RETIREMENT BENEFITS: If a Participant terminates Service, and is 100% vested and eligible for Normal Early, or Disability Retirement and the Actuarial Equivalent of the Participant's vested Accrued Benefit derived from Employer and Employee contributions is not greater than $3,500, the Participant will receive a lump sum distribution of the Actuarial Equivalent of the Accrued Benefit as soon as administratively feasible, but not later than the end of the second Plan Year after the Participant ceases to be an Employee.

5.07 IMMEDIATELY DISTRIBUTABLE BENEFITS: If the Actuarial Equivalent of a Participant's vested Accrued Benefit derived from Employer and Employee contributions exceeds $3,500 or at the time of any prior distribution it exceeded $3,500 or the Actuarial Equivalent of any prior distribution when added to the Actuarial Equivalent of the Participant's present vested Accrued Benefit exceeds $3,500 and the Accrued Benefit is immediately distributable in any form, the Participant and his Spouse (or where either the Participant or the Spouse has died, the Participant's survivor or Beneficiary) must consent to any distribution of such Accrued Benefit, in accordance with the following provisions:

          (a) Time Period For Consent: The consent of the Participant and the Participant's Spouse shall be obtained in writing within the 90-day period ending on the Annuity Starting Date.

          (b) Notification Requirements: The Plan Administrator shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Early or Normal Retirement Age, or to receive the distribution in accordance with Article 7. Such notification shall include a general description of the material features, and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3), and shall be provided no less than 30 days and no more than 90 days prior to the Annuity Starting Date.

          (c)  Only Participant Must Consent To Joint And Survivor Annuity:
               Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of a Qualified Joint and Survivor Annuity while the Accrued Benefits is immediately distributable. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Code
               Section 401(a)(9).

          (d)  When Is A Benefit Immediately Distributable: An Accrued
               Benefit is immediately distributable if any part of the Accrued Benefit could be distributed to the Participant (or Surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.

   5.08 FORM OF PAYMENT: The payment of the Normal Retirement Benefit or any other distributions of benefits shall be subject to the Joint And Survivor Annuity Requirements of Article 7. The Normal Retirement Benefit form of payment, as so limited by Article 7 will be automatic unless the Participants files a written application with the Employer prior to actual retirement or benefit commencement requesting an optional form of payment.

    5.09 OPTIONAL FORMS OF PAYMENT: In lieu of the Normal Retirement Benefit, a Participant who is eligible for Normal or Early Retirement may, subject to the requirements of Article 7, make written application to the Plan Administrator requesting one of the optional forms of payment which are set forth in Exhibit A attached hereto and by reference made a part hereof. Each optional form of payment (1) shall be the Actuarial Equivalent of the Normal Retirement Benefit, and (2) shall be made directly from the Fund or, if directed by the Plan Administrator, through the purchase of a paid-up nontransferable annuity contract. No optional form which is made available to a Participant may be eliminated in future Plan amendments, with respect to Accrued Benefits earned prior to the later of the date the amendment is adopted or effective or is communicated to Participants.

    5.10 COMMENCEMENT OF BENEFITS: Subject to the required commencement of benefits in Section 6.02, unless a Participant elects otherwise in writing, distribution of benefits will begin no later than the 60th day (or such other reasonable period as is administratively feasible) after the close of the Plan Year in which the later of the following occurs: (a) the Participant attains age 65 (or, if earlier, Normal (or Early) Retirement Age provided the Participant completed any Service requirement for Early Retirement Age as of his or her termination date) (b) the 10th anniversary of the year in which the Participant commenced participation in the Plan, or
           (c) the Participant terminates Service with the Employer. However, notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is immediately distributable within the meaning of Section 5.07 of the Plan, shall be deemed an election to defer commencement of payment of any benefit.

5.11 IN-SERVICE WITHDRAWALS NOT PERMITTED: Benefits accrued from Employer contributions may not commence to be paid prior to Normal Retirement Age; or retirement upon Normal or Early Retirement Age, Disability retirement, termination of employment, Plan termination, or death.

5.12 CLAIMS PROCEDURES: Upon retirement, death, or other termination of employment, the Participant or representative of such Participant may make application to the Plan Administrator requesting payment of benefits due and the manner of payment, in accordance with the following:

      (a) Automatic Payment If No Application Is Made: If no application for benefits is made, the Plan Administrator shall automatically pay any vested benefit due hereunder as a Normal Retirement Benefit (subject to Article 7) no later than the time prescribed in Section 5.10.

      (b) Denial of Claim: If an application for benefits is made, the Plan Administrator shall accept, reject, or modify such request and shall notify the Participant in writing setting forth the response of the Plan Administrator and in the case of a denial or modification the Plan Administrator shall (1) state the specific reason or reasons for the denial, (2) provide specific reference to pertinent Plan provisions on which the denial is based, (3) provide a description of any additional material or information necessary for the Participant or his representative to perfect the claim and an explanation of why such material or information is necessary, and (4) explain the Plan's claim review procedure as contained herein.

      (c) Review Procedure: In the event the request is rejected or modified, the Participant or his representative may within 60 days following receipt by the Participant or representative of such rejection or modification, submit a written request for review by the Plan Administrator of its initial decision. Within 60 days following such request for review, the Plan Administrator shall render its final decision in writing to the Participant or representative stating specific reasons for such decision. If the Participant or representative is not satisfied with the Plan Administrator's final decision, the Participant or representative can institute an action in a federal court of competent jurisdiction; for this purpose, process would be served on the Plan Administrator.

5.13 DIRECT ROLLOVERS: This Section 5.13 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

      (a) Eligible Rollover Distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and his or her designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); and the portion of any distribution that is not includible in gross income.

      (b) Eligible Retirement Plan: An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in

            Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the Surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

      (c) Distributee: A distributee includes a Participant entitled to benefits, a Surviving Spouse and the Participant's Spouse or former Spouse who is an alternate payee under a Qualified Domestic Relations Order, as defined in Code Section 414(p).

      (d) Direct Rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                              ARTICLE 6
                       DISTRIBUTION REQUIREMENTS


6.01 PAYMENT SUBJECT TO JOINT AND SURVIVOR PROVISIONS: Any benefit payable under this Article is subject to the Joint and Survivor Annuity provisions set forth in Article 7. The requirements of this Article shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Article apply to calendar years beginning after 1984.

6.02 MINIMUM DISTRIBUTION REQUIREMENTS: All distributions required under this Article shall be determined and made in accordance with the minimum distribution requirements of Code Section 401(a)(9) and the regulations thereunder, including the minimum distribution incidental benefit rules found at Regulation Section 1.401(a)(9)-2. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date. Life expectancy and joint and last survivor life expectancy are computed by using the expected return multiples found in Tables V and VI of Regulation Section 1.72-9.

6.03 LIMIT ON DISTRIBUTION PERIODS: As of the First Distribution Calendar Year, distributions not made in a single-sum may not be made over a period longer than one of the following periods (or a combination thereof): (a) the life of the Participant; (b) the life of the Participant and a Beneficiary; (c) a period certain not extending beyond the life expectancy of the Participant; or (d) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Beneficiary.

6.04 DETERMINATION OF AMOUNT TO BE DISTRIBUTED EACH YEAR: If the Participant's interest in the Plan is to be in the form of an annuity or periodic distributions under the Plan, payments shall satisfy the following requirements:

      (a) Payments Must Be Periodic: The annuity or periodic distributions must be paid in periodic payments made at intervals not longer than one year.

      (b) Life Expectancy Requirements: The distribution period must be over a life (or lives) or over a period certain not longer than a life expectancy (or joint life and last survivor expectancy) described in Code Sections 401(a)(9)(A)(ii) or 401(a)(9)(b)(iii) whichever is applicable; and the life expectancy (or joint life and last survivor expectancy) for purposes of determining the period certain shall be determined without recalculation of life expectancy.

      (c) Period Certain Payments: Once payments have begun over a period certain, the period certain may not be lengthened even if it is shorter than the maximum permitted.

      (d) Increases In Payments: Payments must be either determined on a nonincreasing basis or increase only as follows: (1) with any percentage increase in a specified and generally recognized cost-of-living index; (2) to the extent of the reduction to the amount of the Participant's payments to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution period described in
           Section 6.03 above dies and the payments continue otherwise in accordance with that Section over the life of the Participant;
           (3) to provide cash refunds of Employee contributions upon the Participant's death; or (4) because of an increase in benefits under the Plan.

      (e) Life Annuity Payments: If the annuity or periodic distribution is in the form of a life annuity (or a life annuity with a period certain not exceeding 20 years), the amount which must be distributed on or before the Participant's Required Beginning
           Date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin pursuant to Section 6.07) shall be the payment which is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bimonthly, monthly, semi-annually, or annually.

      (f) Payments With No Life Contingency: If the annuity or periodic distribution is a period certain annuity or installment payments without a life contingency (or is a life annuity with a period certain exceeding 20 years) periodic payments for each distribution calendar year shall be combined and treated as an annual amount. The amount which must be distributed by the Participant's Required Beginning Date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin pursuant to Section 6.07) is the annual amount for the First Distribution Calendar Year. The annual amount for other Distribution Calendar Years, including the annual amount for the calendar year in which the Participant's Required Beginning Date (or the date distributions are required to begin pursuant to Section 6.07 below) occurs, must be distributed on or before December 31 of the calendar year for which the distribution is required.

      (g) Post-1989 Annuities: Annuities purchased after 1988, are subject to the following additional conditions: (1) unless the Participant's Spouse is the Beneficiary, if the Participant's interest is being distributed in the form of a period certain annuity without a life contingency, the period certain as of the beginning of the First Distribution Calendar Year may not exceed the applicable period determined using the table set forth in Q&A A-5 of Regulations Section 1.401(a)(9)-2; and (2) if the Participant's interest is being distributed in the form of a Joint and Survivor Annuity for the joint lives of the Participant and a nonspouse Beneficiary, annuity payments to be made on or after the Participant's Required Beginning Date to the Beneficiary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A A-6 of Regulation Section 1.401(a)(9)-2.

      (h) Transitional Rule: If payments under an annuity which complies with sub-paragraph (a) above begin prior to 1989, the minimum distribution requirements in effect as of July 27, 1987, shall apply to distributions form this Plan, regardless of whether the annuity form of payment is irrevocable. This transitional rule also applies to deferred annuity contracts distributed to or owned by the Participant prior to 1989, unless additional contributions are made under the Plan by the Employer with respect to such contract.

      (i) Distribution Of Additional Accrued Benefit: If the form of distribution is an annuity made in accordance with this Section 6.04, any additional benefits accruing to the Participant after his or her Required Beginning Date shall be distributed as a separate and identifiable component of the annuity beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

      (j) Distribution Of Individual Account: Any part of the Participant's interest which is in the form of an individual account shall be distributed in a manner satisfying the requirements of Code
           Section 401(a)(9) and the regulations thereunder.

6.05 REQUIRED BEGINNING DATE: Distribution of a Participant's benefits will begin on the Required Beginning Date in accordance with the following provisions:

      (a) General Rule: The Required Beginning Date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2.

      (b) Transitional Rules: The Required Beginning Date of a Participant who is not a 5-percent owner, who attained age 70 1/2 during 1988 and who had not retired as of 1989, is April 1 1990. The Required Beginning Date of a Participant who attained age 70 1/2 before 1988, shall be determined in accordance with the following: (1) the Required Beginning Date of a Participant who is not a 5-percent owner the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs; and (2) the Required Beginning Date of a Participant who is a 5-percent owner during any year beginning after 1979, is the first day of April following the later of (i) the calendar year in which the Participant attains age 70 1/2, or (ii) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a 5-percent owner, or the calendar year in which the Participant retires.

      (c) Who Is Treated As A 5-Percent Owner: A Participant is treated as a 5-percent owner for purposes of this paragraph if such Participant is a 5-percent owner as defined in Code Section 416(i) (determined in accordance with Code Section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

      (d) Distributions Must Continue Once Begun: Once distributions have begun to a 5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

6.06 DESIGNATION OF BENEFICIARY FOR DEATH BENEFIT: Each Participant shall file a written designation of Beneficiary with the Plan Administrator upon qualifying for participation in the Plan. If the Participant also is covered by an insurance contract, the Participant's designated Beneficiary shall be entitled to any death benefits payable under the terms of such insurance contact.

6.07 DEATH PRIOR TO COMMENCEMENT OF BENEFITS: If a Participant dies after distribution of his or her benefits has commenced, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

6.08 DEATH PRIOR TO COMMENCEMENT OF BENEFITS: If a Participant dies before distribution of his or her benefits commences, the Participant's entire death benefit, if any, will be distributed no later than the December 31 of the calendar year containing the 5th anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with paragraph (a) or paragraph (b) below:

      (a) Distributions Made To Participant's Beneficiary: If any portion of the Participant's interest is payable to a Beneficiary, distributions may be made in substantially equal installments over the life or over a period certain not greater than the life expectancy of the Beneficiary commencing on or before December
             31 of the calendar year immediately following the calendar year in which the Participant died.

      (b) Distributions Made To Participant's Surviving Spouse: If the Beneficiary is the Participant's Surviving Spouse, the date distributions are required to begin in accordance with (a) above shall be the later of (1) December 31 of the calendar year immediately following the calendar year in which the Participant died, and (2) December 31 of the calendar year in which the Participant would have attained at 70 1/2. If the Spouse dies before payments begin, subsequent distributions shall be made pursuant to this Section 6.08 with the exception of paragraph
             (b) as if the Spouse had been the Participant.

6.09 CALCULATION OF LIFE EXPECTANCY: If payout is through other than the purchase of an immediate annuity, the applicable calendar year shall be the First Distribution Calendar Year and, if life expectancy is being recalculated, each succeeding calendar year. If annuity payments commence before the Required Beginning Date, the applicable calendar year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Participants's death with the Participant's remaining interest, the applicable calendar year is the year of purchase. For purposes of Section 6.08, payments will be calculated by use of the return multiples specified in Section 1.72-9 of the Income Tax Regulations. Life expectancy of a Surviving Spouse may be recalculated annually, however, in the case of any other designated Beneficiary, such life expectancy will be calculated at the time payment first commences and payments for any 12-consecutive month period will be based on such life expectancy minus the number of whole years passed since distribution first commenced.

6.10 BENEFICIARY ELECTION OF DISTRIBUTION METHOD: If the Participant has not made an election pursuant to Section 6.08 by the time of his or her death, the Participant's Beneficiary must elect the method of distribution no later than the earlier of (a) December 31 of the calendar year in which distributions would be required to begin under said Section, or (b) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Beneficiary, or if the Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

6.11 PAYMENTS TO A CHILD OF A PARTICIPANT: For purpose of this Article, any amount paid to a child of the Participant will be treated as if it had been paid to the Surviving Spouse if the amount become payable to the Surviving Spouse when the child reaches the age of majority.

6.12 DEEMED DISTRIBUTION STARTING DATE: For purposes of this Article 6, distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if Section 6.08 above is applicable, the date distribution is required to begin to the Surviving Spouse pursuant to said Section). If distribution in the form of an annuity described in Section 6.04(a) above irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

6.13 TRANSITIONAL RULE: Notwithstanding the other requirements of this Article and subject to the requirements of Article 7, Joint and Survivor Annuity Requirements, distribution on behalf of any Participant, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

      (a) Basic Requirements For Distributions: (1) The distribution by the Trust is one which would not have disqualified such Trust under Code Section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984; (2) the distribution is in accordance with a method of distribution designated by the Participant whose interest in the Trust is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant; (3) such designation was in writing, was signed by the Participant or the Beneficiary, and was made before 1984; (4) the Participant had accrued a benefit under the Plan as of December 31, 1983; and (5) the method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

      (b) Distributions Upon Death: A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Participant.

      (c) Distribution Made Before January 1, 1984: For any distribution which commences before 1984, but continues after 1983, the Participant, or the Beneficiary to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in paragraph (a)(1) and paragraph (a)(5).

      (d) Revocation of Designation: If a designation is revoked any subsequent distribution must satisfy the requirements of Code
            Section 401(a)(9) and the regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Trust must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9) and the regulations thereunder, but for the Tax Equity and Fiscal Responsibility Act Section 242(b)(2) election. For calendar years beginning after 1988, such distributions must meet the minimum distribution incidental benefit requirements in Regulation Section 1.401(a)(9)-2. Any changes in the designation will be considered to be a revocation of the designation.
            However the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-21 and Q&A J-3 of Regulation Section 1.401(a)(9)-1 shall apply.

                                   ARTICLE 7
              JOINT AND SURVIVOR AND DEATH BENEFIT REQUIREMENTS

7.01 PRECEDENCE OVER CONFLICTING PROVISIONS: The provisions of this Article shall take precedence over any conflicting provision in this Plan.

7.02 PAYMENT OF QUALIFIED JOINT AND SURVIVOR ANNUITY: Unless an optional form of benefit is selected pursuant to a Qualified Election within the 90-day period ending on the Annuity Starting Date, a married Participant's vested Accrued Benefit will be paid in the form of a Qualified Joint and Survivor Annuity, and an unmarried Participant's vested Accrued Benefit will be paid in the form of the Normal Retirement Benefit unless an optional form is elected by the Participant. The Participant may elect to have such annuity distributed upon attainment of the Earlier Retirement Age under the Plan.

7.03 DEATH BENEFIT PRIOR TO COMMENCEMENT OF BENEFITS: There shall be no benefits payable upon the death of a Participant or former Participant prior to the commencement of benefits other than that provided for in
      Section 7.04.

7.04 QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY: If prior to the commencement of benefits the Participant dies with a Surviving Spouse, the Surviving Spouse shall receive the following benefits prior to the payment of any death benefits to a non-Spouse Beneficiary:

      (a) Surviving Spouse: The Surviving Spouse will be entitled to (1) the same benefit that would be payable if the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before the Participant's date of death, or (2) if the Participant dies before the Earliest Retirement Age, the same benefit that would be payable if the Participant had (i) separated from Service on the date of death, (ii) survived to the Earliest Retirement Age, (iii) retired with an immediate Qualified Joint and Survivor Annuity at the Earliest Retirement Age, and (iv) died on the day after the Earliest Retirement Age.

      (b) Commencement Of Benefits: The Surviving Spouse may elect to commence payment under such annuity within a reasonable period after the Participants's death in accordance with Article 6. The Actuarial Equivalent value of benefits which commence later than the date on which payments would have been made to the Surviving Spouse under a Qualified Joint and Survivor Annuity in accordance with this provision shall be adjusted to reflect the delayed payment. For purposes of paragraph (a)(2) and subject to Section 6.04 of the Plan, a Surviving Spouse will begin to receive payments at the Earliest Retirement Age unless such Surviving Spouse elects a later date. Benefits commencing after the Earliest Retirement Age will be the Actuarial Equivalent of the benefit to which the Surviving Spouse would have been entitled if benefits had commenced at the Earliest Retirement Age under an immediate Qualified Joint and Survivor Annuity in accordance with paragraph (a)(2).

       (c) Upon death of a Participant who has satisfied the requirements for Early Retirement or is on Deferred Retirement and who is not survived by a Spouse, a benefit shall be payable to the Participant's Beneficiary equal to the excess, if any, of (1) the Actuarial Equivalent of the Accrued Benefit to which the Participant would have been entitled had he or she not died, but had terminated his or her employment or retired on the first day of the month in which his or her death occurred over (2) one and one-half times the Participant's annual

            Compensation for the calendar year preceding his or her death (for a salesman or truckdriver, his or her average annual
            Compensation for the three calendar years immediately preceding his or her death shall be used). Such death benefit
            (with no adjustment for interest) shall be assumed payable on the first day of the following month. If the amount of benefit paid under the Employer's group life insurance coverage paid for entirely by the Employer exceeds one and one-half times the deceased Participant's annual Compensation for the calendar year preceding his or her death (for a salesman or truckdriver, his or her average annual Compensation for three calendar years immediately preceding death shall be used), the death benefit paid from the plan will be reduced by the excess group life insurance.

            In the event that the Actuarial Equivalent of the Spouse's Survivor Pension payable under subsection (a) above is less than the benefit that would otherwise be payable hereunder had the deceased Participant not qualified for a Spouse's Survivor
            Pension, the Spouse's Survivor Pension payable under subsection
            (a) above shall be increased to an amount having an Actuarial Equivalent equal to such greater value.

  (d) Named Beneficiary: After satisfaction of the Qualified Pre-Retirement Survivor Annuity death benefit provided hereunder to the Surviving Spouse, the balance of the Participant's death benefit in Section
       7.03 shall be paid to the Participant's Beneficiary.

  (e) Treatment of Employee Contributions: For the purposes of this Section 7.04, the portion of the benefit payable to the Surviving Spouse which is attributable to Employee Contributions shall be in the same proportion as the Employee contributions is to the Actuarial Equivalent of the Accrued Benefit of the Participant.

7.05 QUALIFIED ELECTION: A Qualified Election is an election to waive a Qualified Joint and Survivor Annuity or a Qualified Pre-retirement Survivor Annuity, subject to the following:

  (a) Spousal Consent: The election shall not be effective unless (1) the Participant's Spouse consents in writing to the election; (2) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent); (3) the Spouse's consent acknowledges the effect of the election; and (4) the Spouse's consent is witnessed by a Plan representative or notary public.

  (b) Additional Requirements: Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent).
       If it is established to the satisfaction of the Plan Administrator that there is no Spouse or that the Spouse cannot be located, a waiver will be deemed a Qualified Election. Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in paragraphs 7.05 and 7.06 below.

7.06 NOTICE REQUIREMENTS FOR JOINT AND SURVIVOR ANNUITY: The Plan Administrator shall no less than 30 days and no more than 90 days prior to the Annuity Starting Date provide each Participant a written explanation of (a) the terms and conditions of a Qualified Joint and Survivor Annuity; (b) the Participant's right to make and the effect of an election to waive the qualified Joint and Survivor Annuity form of benefit; (c) the rights of a Participant's Spouse; (d) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity; and (e) the relative values of the various optional forms of benefits under the Plan. Notice shall be provided not less than 30 days and no more than 90 days prior to the Annuity Starting date.

7.07 NOTICE REQUIREMENTS FOR PRE-RETIREMENT SURVIVOR ANNUITY: The Plan Administrator shall provide each Participant a written explanation of the Qualified Pre-Retirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of paragraph 7.6 applicable to a Qualified Joint and Survivor Annuity. The applicable period for a Participant is whichever of the following periods ends last:

      (a) Definition Of Applicable Period: (1) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35; (2) a reasonable period ending after the individual becomes a Participant; (3) a reasonable period ending after this paragraph ceases to apply to the Participant; or (4) a reasonable period ending after this Article first applies to the Participant.

      (b)    Rule For Participants Who Terminate Before Age 35:
             Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from Service in the case of a Participant who separates from Service before attaining age
             35. For purposes of applying the above, a reasonable period ending after the enumerated events described in section (a)(2), (3) and
             (4) is the end of the 2-year period beginning 1 year prior to the date the applicable event occurs, and ending one-year after that date. In the case of a Participant who separates from Service before the Plan Year in which age 35 is attained, notice shall be provided within the 2-year period beginning 1 year prior to separation and ending 1 year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

                                   ARTICLE 8
                              VESTING OF BENEFITS

     8.01 EMPLOYER PAID BENEFITS: A Participant shall acquire a vested and nonforfeitable interest in his or her Accrued Benefit attributable to Employer contributions upon attaining Normal Retirement Age, Early Retirement Age, upon retirement due to Disability, or upon termination of the Plan. All other Participants shall acquire a vested interest in their Accrued Benefits in accordance with either of the following tables:

              (a) Non-Top heavy Vesting: For any Plan Year in which the Plan is not considered a Top-Heavy Plan, a Participant shall be vested as follows:

                         Years Of Service            Vested Percentage
                               1                            0%
                               2                            0%
                               3                            0%
                               4                            0%
                               5                          100%

              (b) Top Heavy Vesting: For any Plan Year in which the Plan is considered a Top-Heavy Plan, and for each Plan Year thereafter, a Participant shall be vested as follows:

                          Years Of Service            Vested Percentage
                               2                            20%
                               3                            40%
                               4                            60%
                               5                            80%
                               6                           100%

              (c) Amendment To Vesting Schedule: No amendment of the vesting schedule shall directly or indirectly deprive a Participant of his or her nonforfeitable right to benefits accrued to the date of the amendment. If the Plan's vesting schedule is amended or the Plan is amended in any way that directly or indirectly affects the computation of a Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Participant with at least 3 Years of Service with the Employer may elect within a reasonable period after the adoption of the amendment or change to have his nonforfeitable percentage computed under the Plan without regard to such amendment or change. The nonforfeitable benefit of each Participant of the Plan prior to the date of amendment or change who has completed an Hour of Service after the date of amendment or change shall not be less than his or her nonforfeitable benefit (determined as of such date) computed under the Plan without regard to such amendment or change. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of (1) 60 days after the amendment is adopted; (2) 60 days after the amendment becomes effective; or (3) 60 days after the participant is issued written notice of amendment by the Employer of Plan Administrator.

     8.02 CALCULATING VESTED BENEFIT: A participant's vested benefit shall be calculated by multiplying his or her Accrued Benefit attributable to Employer contributions determined as of his or her termination date by the vested percentage determined as of the same date.

     8.03 PAYMENT OF VESTED BENEFITS: If a Participant terminates Service and is not eligible for Normal, Early, or Disability Retirement, the Actuarial Equivalent of his or her vested Accrued Benefit derived from Employer and Employee contributions will be distributed as follows:

              (a) Benefit Does Not Exceed $3,500: If the Actuarial Equivalent of the Participant's vested Accrued Benefit derived from Employer and Employee contributions is not greater than $3,500 and has never exceeded $3,500, the Participant will receive a lump sum distribution of the Actuarial Equivalent of the entire vested portion of such Accrued Benefit as soon as administratively feasible, but not later than the end of the second Plan Year after the Participant ceases to be an Employee. The nonvested portion, if any, will be treated as a forfeiture. For purposes of this paragraph, if the Actuarial Equivalent of a Participant's vested Accrued Benefit is zero, the terminated Participant shall be deemed to have received a distribution of such vested Accrued Benefit.

              (b) Benefit Exceeds $3,500: If the Actuarial Equivalent of a terminated Participant's vested Accrued Benefit is in excess of $3,500, such benefit shall commence to be paid as a Normal Retirement Benefit or under any optional form of benefit available in accordance with Section 5.09, no later than the earlier of the date on which the Participant attains his or her Normal Retirement Age, or if applicable, and consented to by the Participant, his or her Early Retirement Age (provided that such Participant has completed the Service requirement for Early Retirement as of his or her termination date). If such benefit is payable prior to Normal Retirement Age, such benefit shall be the Actuarial Equivalent of the benefit payable at Normal Retirement Age.

     8.04 REINSTATEMENT OF BENEFITS: If a Participant receives or is deemed to receive a lump sum distribution pursuant to Section 8.03 which is less than the Actuarial Equivalent of his Accrued Benefit, and the Participant resumes covered employment under the Plan, he or she shall have the right to have his or her Employer-derived Accrued Benefit (including all optional forms of benefits and subsidies relating to such benefit) restored, to the extend forfeited, upon the repayment to the Plan of the full amount of the distribution plus interest, compounded annually from the date of distribution at the rate of 5%. Repayment must be made before the earlier of 5 years after the first date on which the Participant is subsequently reemployed by the Employer, or the date the Participant incurs 5 consecutive 1-year Breaks in Service following the date of distribution. If a Participant who has received a lump sum payment requalifies for participation in the Plan, the Employer shall disregard the Participant's prior Service for purposes of future benefit accruals unless he or she has repaid the distribution in accordance with the above. Prior Service will be considered for purposes of vesting with respect to future benefit accruals, regardless of whether there has been a repayment.

     8.05 FORFEITURES: If all or any portion of the Accrued Benefit of a Participant who has separated from Service is forfeited, it shall be applied to reduce the Employer's contribution for the Plan Year during which or next following the date on which the Participant has incurred a Break In Service. If a benefit is forfeited because the Participant or Beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant or Beneficiary. If the Plan terminates at any time prior to the time said benefit would have been immediately distributable (within the meaning of Code Sections 411(a)(11) and 417(e)(2)), the Plan shall purchase an annuity or invest the Actuarial Equivalent of such benefit in an IRA (Individual Retirement Account) on behalf of such Participant or Beneficiary, or if the law of the jurisdiction provides, shall escheat such benefit to the state.

                                  ARTICLE 9
                           LIMITATIONS ON BENEFITS


9.01 PARTICIPATION IN THIS PLAN: This section, except for paragraph (c) below, applies regardless of whether any Participant is or has ever been a participant in another Qualified Deferred Compensation Plan maintained by the Employer. If any Participant is or has ever been a participant in another Qualified Deferred Compensation Plan, or a Welfare Benefit Fund maintained by the Employer or an individual medical account as defined at Code Section 415(l)(2), which provides an Annual Addition, Section 9.02 is also applicable to that Participant's benefits.

      (a)   Annual Benefit:   The Annual Benefit otherwise payable to a
            Participant at any time will not exceed the Maximum Permissible Amount, applied to the Participant's Accrued Benefit or the actual benefit payable after converting to the desired optional form of benefit and/or the amount of Annual Benefit payable at the date benefits commence. If the benefit the Participant would otherwise accrue in a Limitation Year would produce an Annual Benefit in excess of the (adjusted) Maximum Permissible Amount, the rate of accrual will be reduced so that the Annual Benefit will equal the Maximum Permissible Amount.

      (b) Treatment of Non-Deductible Voluntary Contributions: If a Participant makes non-deductible Voluntary Contributions under the terms of this Plan, the amount of such contribution is treated as an Annual Addition to a qualified Defined Contribution Plan for purposes of Section 9.01(a) and 9.02(b) of this Article.

      (c) Minimum $10,000 Annual Benefit: The limitation in Section 9.01(a) is deemed satisfied if the Annual Benefit payable to a Participant is not more than $1,000 multiplied by the Participant's number of Years of Service or parts thereof (not to exceed 10) with the Employer and the Employer has not at any time maintained a Defined Contribution Plan, a Welfare Benefit Plan, or an individual medical account as defined in Code Section 415(l)(2) in which such Participant participated.

9.02 PARTICIPATION IN MULTIPLE PLANS: This Section applies if any Participant is covered, or has ever been covered, by another plan maintained by the Employer including a Qualified Deferred Compensation Plan or Welfare Benefit Fund or an individual medical account as defined in Code Section 415(l)(2) which provides an Annual Addition.

      (a) Maximum Annual Addition: If a Participant is, or has ever been, covered under more than one Defined Benefit Plan maintained by the Employer, the sum of the Participant's Annual Benefits from all such plans may not exceed the Maximum Permissible Amount.

      (b) Multiple Plan Fraction Cannot Exceed 1.0: If the Employer maintains, or at any time maintained, one or more qualified Defined Contribution Plans covering any Participant in this Plan, a Welfare Benefit Fund, or an individual medical account plan as defined in Code Section 415(l)(2), the sum of the Participant's Defined Contribution Fraction and Defined Benefit Fraction will not exceed 1.0 in any Limitation Year, and the Annual Addition which may be credited to the Participant's account under the Defined Contribution plan for a

            Limitation Year will be reduced so that such 1.0 limitation will not be exceeded. No Participant who is or was a participant in a Defined Contribution Plan of an Employer shall accrue an Annual Benefit amount in excess of the amount as adjusted by the Code
            Section 415(e) aggregated limitation. For purposes of this paragraph, the Code Section 415(e) aggregated limitation is one minus the Defined Contribution Fraction, multiplied by the lesser of 125% (100% if applicable per Section 13.03) of the adjusted dollar limitation, or 140% of the Participant's Highest Average Compensation.

      (c)   Transition Rule For Plans In Effect Prior To 1987:
            Notwithstanding the above, in the case of an individual who was a Participant in one or more Defined Benefit Plans of the Employer as of the First day of the first Limitation Year beginning after 1986, the application of the limitations of this Article shall not cause the adjusted Maximum Permissible Amount for such individual under all such Defined Benefit Plans to be less than a Participant's Accrued Benefit determined as if the Participant had separated from Service as of the close of the last Limitation Year beginning before 1987, when expressed as an Annual Benefit within the meaning of Code Section 415(b)(2). In determining such Accrued Benefit, the following shall be disregarded: (1) any change in the terms and conditions of the Plan after May 5, 1986; and (2) any cost of living adjustments occurring after May 5, 1986. The preceding sentence applies only if all such Defined Benefit Plans meet the requirements of the Code Section 415 for all Limitation Years beginning before May 6, 1986.

9.03 DEFINITIONS: The following words and phrases shall have the following meanings for purposes of this Article 9 and for the Plan:

      (a) Annual Additions: The sum of the following amounts credited to a Participant's account for the Limitation year: (1) Employer Contributions; (2) Employee Contributions pursuant to Article 4;
            (3) forfeitures; (4) amounts allocated after March 31, 1984 to an individual medical account, as defined in Code Section 415(l)(2), which is part of a pension or annuity plan maintained by the Employer (these amounts are treated as Annual Additions to a Defined Contribution Plan though they arise under a Defined Benefit Plan); and (5) amounts derived from contributions paid or accrued after 1985, in taxable years ending after 1985, which are either attributable to post-retirement medical benefits allocated to the account of an employee who is a Key Employee at any time during the Plan Year or preceding Plan Year, or under a Welfare Benefit Fund maintained by the Employer.

      (b) Annual Benefit: A retirement benefit under the Plan which is payable annually in the form of a straight life annuity. Except as provided below, a benefit payable in a form other than a straight life annuity must be adjusted to be the Actuarial Equivalent of a straight life annuity before applying the limitations of this Article 9. The Annual Benefit does not include any benefits attributable to Employee contributions or Rollover Contributions, or the assets transferred from a qualified plan that was not maintained by the Employer. No actuarial adjustment to the benefit is required for (1) the value of a qualified Joint and Survivor Annuity; (2) the value of benefits that are not directly related to retirement benefits (such as the qualified disability benefit, pre-retirement death benefits, and post-retirement medical benefits); and (3) the value of post-retirement cost-of-living increases made in accordance with Code Section 415(d) and Federal Income Tax Regulation Section 1.415 - 3(c)(2)(iii).

    (c) Defined Benefit Plan Dollar Limitation: The limit is $90,000 as adjusted as follows: Effective on January 1, 1988, and each January 1st thereafter, the $90,000 limitation above will be automatically adjusted by multiplying such limit by the cost of living adjustment factor prescribed by the Secretary of the Treasury under Code
         Section 415(d) in such manner as the Secretary shall prescribe. The new limitation will apply to Limitation Years ending within the calendar year of the date of the adjustment.

    (d) Defined Benefit (Plan) Fraction: A fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the Defined Benefit Plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Code Sections 415(b) and (d) or 140 percent of the Highest Average Compensation, including any adjustments under Code Section 415(b).

    (e) Transition Rule For Defined Benefit Fraction: Notwithstanding paragraph (d), if the Participant was a Participant on the first Limitation Year beginning after December 31, 1986, in one or more Defined Benefit Plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% (100% in any Plan Year in which the Plan is a Top-Heavy Plan, subject to Article 13) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the Defined Benefit Plan(s) individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

    (f) Defined Contribution (Plan) Fraction: A fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the Defined Contribution Plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's Voluntary Contributions to all Defined Benefit Plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all Welfare Benefit Funds, and individual medical accounts, as defined in Code Section 415(1)(2), maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of Service with the Employer (regardless of whether a Defined Contribution Plan was maintained by the Employer). The maximum aggregate amount in the Limitation Year is the lesser of 125% (100% in any Plan Year in which the Plan is a Top-Heavy Plan, subject to Article 13) of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code
         Section 415(c)(1)(A) or 35 percent of the Participant's Compensation for such year.

    (g) Transition Rule for Defined Contribution Fraction: Notwithstanding paragraph (f), if the Employee was a Participant as of the end of the first Limitation Year beginning after December 31, 1986, in one or more Defined Contribution Plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, and amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as Annual Additions.

    (h) Maximum Permissible Amount: The lesser of the Defined Benefit Dollar Limitation or 100% of the Participant's Highest Average
         Compensation, subject to the following:

         (1) If the Participant has less than 10 years of participation with the Employer, the Defined Benefit Dollar Limitation is reduced by one-tenth (1/10th) for each Year of Service as a Participant (or part thereof) less than ten. If the Participant has less than ten Years of Service with the Employer, the Compensation limitation is reduced by one-tenth (1/10th) for each Year of Service as a Participant (or part thereof) less than ten. The adjustments of this sub-paragraph (1) shall be applied in the denominator of the Defined Benefit Fraction based on Years of Service. Years of Service shall include future years occurring before the Participant's Normal Retirement Age. Such future years shall include the year which contains the date the Participant reaches Normal Retirement Age only if it can be reasonably anticipated that the Participant will receive a Year of Service for such year.

         (2) If the Annual Benefit of the Participant commences before the Participant's Social Security Retirement Age, but on or after age 62, the Defined Benefit Dollar Limitation as reduced above, if necessary, shall be determined as follows: (A) if a Participant's Social Security Retirement Age is 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the Defined Benefit Dollar Limitation by 5/9 of 1 % for each month by which benefits commence before the month in which the Participant attains age 65; (B) if a Participant's Social Security Retirement Age is greater than
              65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the Defined Benefit Dollar Limitation by 5.9 of 1% for each of the first 36 months and 5/12 of 1% for each of the additional months (up to 24 months) by which benefits commence before the month in which the Participant attains Social Security Retirement Age.

         (3) If the Annual Benefit of a Participant commences prior to age 62, the Defined Benefit Dollar Limitation shall be the Actuarial Equivalent of an Annual benefit beginning at age 62, as determined above, adjusted for each month by which benefits commence before the month in which the Participant attains age
              62. To determine Actuarial Equivalence, an interest rate assumption of not less than 5% shall be used. Any decrease in the Defined Benefit Dollar Limitation determined in accordance with this subparagraph shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.

       (4) If the Annual Benefit of a Participant commences after the Participant's Social Security Retirement Age, the Defined Benefit Dollar Limitation as reduced in (2) above, if necessary, shall be increased so that it is due Actuarial Equivalent of an Annual benefit of such dollar limitation beginning at the Participant's Social Security Retirement Age. To determine Actuarial Equivalence, an interest rate assumption of not greater than 5% shall be used.

       (5) If the Annual Benefit payable to a Participant who has terminated employment with the Employer but who has not received complete distribution of his or her nonforfeitable Accrued Benefit under the Plan is limited by either the Defined benefit Dollar Limitation or by the Compensation Limitation, such benefit may, at the discretion of the Sponsor and applied in a uniform manner, be increased in accordance with cost of living adjustments as prescribed by the Secretary of the Treasury under Code Section 415(d).

(i) Project Annual Benefit: The Annual Benefit to which the Participant would be entitled under the terms of the Plan assuming (1) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and (2) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

10.01 PLAN ADMINISTRATOR: The Sponsor shall be named the fiduciary and Plan Administrator. These duties shall include (a) appointing the Plan's attorney, accountant, or any other party needed to administer the Plan;
      (b) directing the Trustees with respect to payments from the Fund; (c) communicating with Employees regarding their participation and benefits under the Plan, including the administration of all claims procedures;
      (d) filing any returns and reports with the Internal Revenue Service, Department of Labor, or any other governmental agency; (e) reviewing and approving any financial reports, investment reviews, or other reports prepared by any party under (a) above; (f) establishing a funding policy and investment objectives consistent with the purposes of the Plan and the Employee Retirement Income Security Act of 1974; and (g) construing and resolving any question of Plan interpretation. The Plan Administrator's interpretation of Plan provisions including eligibility and benefits under the Plan is final, and unless it can be shown to be arbitrary and capricious will not be subject to "de novo" review.

10.02 TRUSTEES:   The Trustees shall be appointed by the Sponsor and shall be responsible for the investment and administration of the Fund. These duties shall include:

      (a) Investment Of Contributions: Receiving contributions under the terms of the Plan, and investing such contributions in accordance with Section 10.04 and Article 12.

      (b) Making Plan Distributions: Making distributions from the Fund in accordance with written instructions received from the Plan Administrator.

      (c) Keeping accurate records reflecting its administration of the Fund and making such records available to the Employer for review and audit. Within 90 days after each Plan Year, and within 90 days after its removal or resignation, the Trustees shall file with the Sponsor an accounting of its administration of the Fund during such year or from the end of the preceding Plan Year to the date of removal or resignation. Such accounting shall include a statement of cash receipts and disbursements since the date of its last accounting and shall contain an asset list showing the fair market value of investments held in the Fund as of the end of the Plan Year. The value of marketable investments shall be determined using the most recent price quoted on a national securities exchange or over the counter market. The value of non-marketable investments shall be determined in the sole judgment of the Trustees. The value of investments in securities or obligations of the Employer in which there is no market shall be determined in the sole judgment of the Sponsor an the Trustees shall have no responsibility with respect to the valuation of such assets. The Sponsor shall review the Trustees accounting and notify the Trustees in the event of its disapproval of the report within 90 days, providing the Trustees with a written description of the items in question. The Trustees shall have 60 days to provide the Sponsor with a written explanation of the items in question. if the Sponsor again disapproves, the Trustees shall file its accounting in a court of competent jurisdiction for audit and adjudication.

      (d) Employment Of Advisors: Employing such agents, attorneys, or other professional as the Trustees may deem necessary or advisable in the performance of their duties, and with the consent of the Plan Administrator to pay from the Fund the reasonable expenses and compensation of such parties.

      (c) Limitation Of Duties And Responsibilities: The Trustee's duties shall be limited to those described above. The Sponsor shall be responsible for any other administrative duties required under the Plan or by applicable law.

10.03 FEES AND EXPENSES: All reasonable costs and expenses incurred by the Trustees in connection with the administration of the Fund and all reasonable costs and expenses incurred by the Plan Administrator in connection with the administration of the Plan (including fees for legal services rendered to the Trustees or Plan Administrator) may be paid by the Employer, but if not paid by the Employer when due, shall be paid from the Fund. Reasonable compensation to the Trustees and may be agreed upon from time to time between the Sponsor and the Trustees and reasonable compensation to the Plan Administrator as may be agreed upon from time to time between the Employer and Plan Administrator may be paid by the Employer, but if not paid by the Employer when due shall be paid by the Fund. Notwithstanding the foregoing, no compensation other than reimbursement for expenses shall be paid to a Plan Administrator who is the Employer or a full-time Employee of the Employer. In the event any part of the Trust becomes subject to tax, all taxes incurred will be paid from the Fund unless the Plan Administrator advises the Trustees not to pay such tax.

10.04 DIVISION OF DUTIES AND INDEMNIFICATION: The division of duties and the indemnification of the Trustees of this Plan shall be governed by the following provisions:

      (a) No Guarantee Against Loss: The Trustees shall have the authority and discretion to manage and control the Fund to the extend provided in this instrument, but do not guarantee the Fund in any manner against investment loss or depreciation in asset value, or guarantee the adequacy of the Fund to meet and discharge all or any liabilities of the Plan. Furthermore, the Trustees shall not be liable for the making, retention or sales of any investment or reinvestment made by it, as herein provided, or for any loss to or diminution of the Fund, or for any other loss or damage which may result from the discharge of its duties hereunder, except to the extent it is judicially determined that the Trustees have failed to exercise the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and like aims.

       (b) Representations Of The Sponsor: The Sponsor warrants that all directions issued to the Trustees by it or the Plan Administrator will be in accordance with the terms of the Plan and not contrary to the provisions of the Employee Retirement Income Security Act of 1974 and regulations issued thereunder.

       (c) Directions By Others: The Trustees shall not be answerable for any action taken pursuant to any direction, consent, certificate, or other paper or document on the belief that the same is genuine and signed by the proper person. All directions by the Employer, a Participant or the Plan Administrator shall be in writing. The Plan Administrator shall deliver to the Trustee certificates evidencing the individual or individuals authorized to act as the Plan Administrator and shall deliver to the Trustees specimens of their signatures.

       (d) Duties And Obligations Limited By The Plan: The duties and obligations of the Trustees shall be limited to those expressly imposed upon it by this instrument or subsequently agreed upon by the parties. Responsibility for administrative duties required under the Plan or applicable law not expressly imposed upon or agreed to by the Trustees, shall rest solely with the Sponsor and the Plan Administrator.

       (e) Indemnification Of Trustees: The Trustees shall be indemnified and saved harmless by the Employer from and against any and all liability to which the Trustees may be subjected, including all expenses reasonably incurred in its defense, for any action or failure to act resulting from compliance with the instructions of the Sponsor, Employer, the employees or agents of the Employer, the Plan Administrator, or any other fiduciary to the Plan, and for any liability arising from the actions or nonactions of any predecessor Trustees or fiduciary or other fiduciaries of the Plan.

       (f) Trustees Not Responsible For Application of Payments: The Trustees shall not be responsible in any way for the application of any payments it is directed to make or for the adequacy of the Fund to meet and discharge any and all liabilities under the Plan.

       (g) Resignation Or Removal Of Trustees: Any Trustee may resign by a written communication addressed to the Sponsor. The Sponsor shall have the power to remove a Trustee and fill vacancies in the membership of the Trustees.

       (h) Multiple Trustees: Unless the Plan Trustees have agreed that a particular act or transaction must be approved by a majority of their number, any single Trustee may act independently on behalf of the Trustee and may execute papers on behalf of the Trust.

       (i) Limitation of Liability: No Trustee shall be liable for the act of any other Trustee or fiduciary unless he or she has knowledge of such act.

       (j) Right To Judicial Settlement Of Accounts: The Trustees shall have the right to judicial settlement of their accounts. In the event that any dispute shall arise as to any act to be performed by the Trustees, the Trustees may postpone the performance of such act until adjudication of such dispute in a court of competent jurisdiction or until they shall have been indemnified against loss to their satisfaction.

       (k) Trustees As Participants or Beneficiaries: Trustees shall not be prevented from receiving any benefits to which they may be entitled as Participants or Beneficiaries in the Plan, so long as the benefits are computed and paid on a basis which is consistent with the terms of the Plan as applied to all other Participants and Beneficiaries.

       (l) Prohibition Against Self-Dealing: The Trustees shall not (1) deal with the assets of the Fund in their own interest or for their own account; (2) in their individual or in any other capacity, act in any transaction involving the Fund on behalf of a party (or represent a party) whose interests are adverse to the interests of the Plan, the interests of its Participants or Beneficiaries; or (3) receive any consideration for their own personal accounts from any party dealing with the Plan in connection with a transaction involving assets of the Fund.

                                    ARTICLE 11
                                    TRUST FUND


    11.01  THE FUND: The Fund shall consist of all contributions made under
           Article 3 and Article 4 of the Plan and the investment thereof and earnings thereon. All contributions and the earnings thereon less payments made under the terms of the Plan, shall constitute the Fund. The Fund shall be administered as provided herein.

    11.02 CONTROL OF PLAN ASSETS: The assets of the Fund or evidence of ownership shall be held by the Trustees under the terms of the Plan and Trust. If the assets represent amounts transferred from another trustee or custodian under a former plan, the Trustees named hereunder shall not be responsible for any actions of the prior fiduciary including the review of the propriety of any investment under the former plan.

    11.03 EXCLUSIVE BENEFIT RULES: No part of the Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Participant, former Participants with a vested interest, and the Beneficiary or Beneficiate of deceased Participants having a vested interested in the Fund upon the death of the Participant or other payee.

    11.04 ASSIGNMENT AND ALIENATION OF BENEFITS: Except with respect to a Participant's or other payee's indebtedness to the Plan, no right or claim to or interest in, any part of the Fund, or any payment therefrom, shall be assignable, transferable, or subject to sale, mortgage, pledge, hypothecation, communication, anticipation garnishment, attachment, execution, or levy of any kind, and the Trustees shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except to the extent required by law. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant under a domestic relations order, unless such order is determined to be a Qualified Domestic Relations Order as defined in Section 414(a) of the Code, or any domestic relations order entered before January 1, 1985 which the Plan Administrator deems to be qualified.

    11.05 QUALIFIED DOMESTIC RELATIONS ORDER: A Qualified Domestic Relations Order shall be determined in accordance with the following provisions:

           (a) Specific Requirements Of QDRO: A Qualified Domestic Relations Order shall specifically state all of the following in order to be deemed a QDRO: (1) the name and last known mailing address (if any) of the Participant and of each alternate payee covered by the order. However, if the QDRO does not specify the current mailing address of the alternate payee, but the Plan Administrator has independent knowledge of that address, the QDRO will still e valid; (2) the dollar amount of percentage of the Participant's benefit to be paid by the Plan to each alternate payee, or the manner in which the amount of percentage will be determined; (c) the number of payments or period for which the order applies; and (4) the specific plan (by name) to which the order applies. The order shall not be deemed a QDRO if it requires the Plan to provide any type or form of benefit, or any option not already provided for in the plan, or increased benefits, or benefits in excess of the Participant's vested rights, or payments of benefits to an alternate payee which are required to be paid to another alternate payee under another QDRO.

           (b) Administrator Must Seek Opinion Of Counsel: Promptly upon receipt of a domestic relations order which may or may not be "Qualified", the Plan Administrator shall notify the Participant and any alternate payee(s) named in the order of such receipt, and include a copy of this Section 11.05. The Plan Administrator shall then forward the order to the Plan's legal counsel for an opinion as to whether or not the order is in fact "Qualified" as defined in Section 414(p) of the Internal Revenue Code. Within a reasonable time after receipt of the order, not to exceed 60 days, the Plan's legal counsel shall make a determination as to its "Qualified" status and so inform the Plan Administrator who shall promptly notify the Participant and any alternate payee(s) in writing of the determination.

           (c) Disputed Orders: If the "Qualified" status of the order is in question, there will be a delay in any payout to any payee including the Participant, until the status is resolved. In such event, the Plan Administrator shall segregate the amount that would have been payable to the alternate payee(s) if the order had been deemed a QDRO. If the order is not Qualified, or the status is not resolved (for example, it has been sent back to the court for clarification or modification) within 18 months beginning with the date the first payment would have to be made under the order, the Plan Administrator shall pay the segregated amounts plus interest to the person(s) who would have been entitled to the benefits had there been no order. If a determination as to the Qualified status of the order is made after the 18-month period, than the order shall only be applied on a prospective basis. If the order is determined to be a QDRO, the Participant and alternate payee(s) shall again be notified promptly after such determination. Once an order is deemed a QDRO, the Plan Administrator shall pay to the alternate payee(s) all the amounts due under the QDRO, including segregated amounts plus interest which may have accrued during a dispute as to the order's qualification.

          (d) Payment Prior To Separation From Service: A domestic relations order may provide for the payment of benefits to an alternative payee prior to the time a Participant has separated from Service if such payment is to be made on or after the date on which the Participant attains or would have attained the earliest retirement age provided by this Plan. For purposes of this paragraph, "earliest retirement age" shall mean the earlier of (1) the date on which the Participant is entitled to a distribution under this Plan, or
                (2) the later of (i) the date the Participant attains age 50, or (ii) the earliest date on which the Participant could receive benefits under this Plan if the Participant terminated employment with the Employer.

                                   ARTICLE 12
                                  INVESTMENTS

12.01 FIDUCIARY STANDARDS: The Trustee shall invest the Fund in accordance with the investment objectives established by the Employer, provided that (a) such investments are prudent under the Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder;
      (c) such investments are sufficiently diversified or otherwise insured or guaranteed to minimize the risk of large losses; and (c) such investments are similar to those which would be purchased by another professional money manager for a like plan with similar investment objectives.

12.02 FUNDING ARRANGEMENT: The Sponsor shall appoint an individual, individuals or institution to serve as Trustees under the Plan.

12.03 INVESTMENT ALTERNATIVES: The Trustees shall implement an investment program based on the Sponsor's investment objectives and the Employee Retirement Income Security Act of 1974. In addition to powers given by law, the Trustees may:

      (a) Securities: Invest the Fund in any form of property, including common and preferred stocks, exchange covered call options, bonds, money market instruments, mutual funds, savings accounts, certificates of deposit, Treasury bills, insurance policies and contracts or in any other property, real or personal, foreign or domestic, having a ready market including securities issued by an institutional Trustee and/or affiliate of the institutional Trustee. An institutional Trustee may invest in its own deposits which bear a reasonable interest rate.

      (b) Pooled Trust Funds: Transfer any assets of the Fund to a group or collective trust established to permit the pooling of funds of separate pension and profit-sharing trusts, provided the Internal Revenue Service has ruled such group or collective trust to be qualified under Section 401(a) and exempt under Code Section 501(a) (or the applicable corresponding provision of any other Revenue Act) or to any other common, collective, or commingled trust fund which has been or may hereafter be established and maintained by the Trustee and/or affiliates of an institutional Trustee. Such commingling of assets of the Fund with assets of other qualified trusts is specifically authorized, and to the extent of the investment of the Fund in such a group or collective trust, the terms of the instrument establishing the group or collective trust shall be a part hereof set forth herein.

      (c) Employer Stock: Invest the Fund in the common stock, debt obligations, or any other security issued by the Employer or by an affiliate of the Employer within the limitations provided under Sections 406,407, and 408 of ERISA provided that such investment does not constitute a prohibited transaction under Code Section 4975. Any such investment in Employer securities shall only be made upon written direction of the Employer who shall be solely responsible for the propriety of such investment.

      (d) Cash Held Uninvested: Hold cash and deposit same with any banking or savings institution, including its own banking department, or the banking department of an affiliate.

      (e) Reorganizations, Etc.: Join in or oppose the reorganization recapitalization, consolidation, sale or merger of corporations or properties, upon such terms as it deems wise.

      (f)   Registration:  Hold investments in nominee or bearer form.

      (g) Proxies: Vote proxies and if appropriate pass them on to any investment manager which may have directed the investment in the equity giving rise to the proxy.

      (h) Ownership Rights: Exercise all ownership rights with respect to assets held in the Fund.

      (i) Loans to Trust: Borrow money, in any amount and upon any terms and conditions for purposes of this Trust, including but not be limited to the purchase of securities for purposes of investment; provided that there shall be no obligation on the part of any person lending money to the Trustees pursuant to this provisions to see to the application of any such funds, or to inquire into the validity, expediency or propriety of any such dispositions.

      (j) Agreements with Banks: Enter, with the consent of the Sponsor and upon such terms as they in their discretion deem necessary, into an agreement with a bank or trust company providing for (a) the deposit of all or part of the funds and property of the Trust with such bank or trust company, (b) the appointment of such bank or trust company as the agent or custodian of the Trustees for investment purposes, with such discretion in investing and reinvesting the funds of the Trust as the Trustees deem it necessary or desirable to delegate.

      (k) Miscellaneous: Do all other acts that the Trustees may deem necessary or proper to carry out any of the foregoing powers in the best interests of the Trust.

12.04 PARTICIPANT LOANS: There shall be no Participant loans permitted under the Plan.

12.05 EMPLOYER INVESTMENT DIRECTION: The Sponsor shall have the right to direct the Trustees with respect to investments of the Fund, or may appoint an investment manager to provide discretionary investment management with respect to all or part of the Fund, and may delegate investment authority to such investment manager with respect to the assets in the Fund committed to such manager's discretion, subject to the following provisions:

      (a) When Trustees Have Responsibility: In the absence of any such direction or appointment, or with respect to the portion of the Fund not subject to such discretionary investment management the Trustees shall have sole investment management responsibility.

      (b) Sponsor May Direct Trustees: The Sponsor may direct the Trustees to purchase and sell interests in a registered investment company (i.e. mutual funds) for which the Plan's actuary, accountant, attorney or other advisor, or such advisor's parent, affiliates, or successors, may serve as investment advisor and receive compensation from the registered investment company for its services as investment advisor. The Sponsor shall advise the Trustees in writing regarding the retention of investment powers, the appointment of an investment manager, or the delegation of investment powers to the Trustees. Any investment directive hereunder shall be made in writing by the Sponsor or investment manager, as the case may be. In the absence of such written directive, the Trustees shall automatically invest the available cash in its discretion in an appropriate interim investment until specific investment directions are received. Such instructions regarding the delegation of investment responsibility shall remain in force until revoked or amended in writing. The Trustees shall not be responsible for the propriety of any directed investment made hereunder and shall not be required to consult with or advise the Sponsor regarding the investment quality of any directed investment held hereunder. If the Sponsor fails to designate an investment manager, the Trustees shall have full investment authority. If the Sponsor does not issue investment directions, the Trustees shall have authority to invest the Fund in its sole discretion. While the Sponsor may direct the Trustees with respect to Plan investments, no Employer may (1) borrow from the Fund or pledge any of the assets of the Fund as security for a loan; (2) buy property or assets from or sell property or assets to the Fund; or (3) charge any fee for services rendered to the Fund.

      (c) Coordination With Participant Direction: To the extent that Participants have been allowed to direct the investment of their own contributions pursuant to Section 4.10 they will continue to be allowed to so direct.

      (d) Appointment of Investment Manager: If the Sponsor appoints a qualified investment manager to manage and control the investment and reinvestment of the Fund or a portion of the Fund, the accounts, books, and records of the Trustees shall reflect the segregation of said portions of the Fund in separate investment management accounts. Such investment manager shall accept his or her appointment and acknowledge his or her status as a fiduciary under the Plan in a signed writing which shall be delivered to the Trustees and shall be subject to the standard of conduct described in Section 12.01.

      (e) Definition Of Investment Manager: A qualified investment manager shall be (1) an investment adviser currently registered under the Investment Advisers Act of 1940, or (2) a bank, as defined in that Act, or (3) an insurance company qualified to perform investment management services under the laws or more than one state. A certificate evidencing such qualification shall be delivered to the Trustees.

      (f) Duties Of Investment Manager: The appointed investment manager shall direct the Trustees in exercising the powers enumerated in
          Section 12.03 with respect to the separate investment management accounts under its management and control, and the Trustees shall be under no duty to review such investment directions. The Trustees shall not be liable for acting pursuant to any direction of, or failing to act in the absence of any direction from the investment manager, except as stated in Section 10.04(j).

13.01 APPLICABILITY OF RULES: If the Plan is becomes Top-Heavy in any Plan Year beginning after 1983, the provisions of this Article will supercede any conflicting provisions in the Plan.

13.02 MINIMUM BENEFIT: Notwithstanding any other provision in the Plan, for any Plan Year in which the Plan is Top Heavy, each Participant who is a non-Key Employee shall accrue a minimum benefit in accordance with the provisions of this Section:

      (a) Determination of Benefit: The minimum benefit shall be provided solely by Employer contributions (without regard to any Social Security contribution) and expressed as a straight life annuity or the Actuarial Equivalent of a straight life annuity commencing at Normal Retirement Age. When the Employer maintains one Plan or a combination of Defined Benefit Plan which are Top-Heavy or Super Top-Heavy, each eligible Participant who is a non-Key Employee shall be provided with a minimum non-integrated Accrued Benefit equal to the Participant's annual Compensation averaged over the highest 5 consecutive Plan Years, multiplied by 2% for each Year of Service after the Plan Year which commences after December 31, 1983 during which the Plan is a Top-Heavy Plan, to a maximum of 10 years; provided, however, that no Defined Benefit Plan Top-Heavy Accrued Benefit shall be provided during such 10 year period if an Annual Addition attributable to Employer contributions is allocated to a Participant (other than 401(k) plan employee deferrals or Employer matching contributions made during any Plan Year which commences after December 31, 1988 which are used to satisfy the Average Contribution Percentage test or Average Deferral Percentage test of Code Section 401(m) or 401(k)) which is equal to at least 5% of the Participant's Compensation.

      (b) Determining Annual Compensation: For purposes of determining annual Compensation for top-heavy purposes, if a Participant is employed or is covered under the Plan for less than the full accounting period for determining Compensation, Average Annual Compensation shall be counted (without analyzing) if such Participant qualifies for a Year of Service or a Year of Credited Service.

      (c) No additional Accruals: No additional Top-Heavy benefit accruals attributable to Employer contributions shall be provided for a Participant to the extent that the total accruals on his behalf will provide a benefit expressed as the Actuarial Equivalent of a straight life annuity commencing at Normal Retirement Age which equals or exceeds 2% multiplied by such Participant's Compensation as averaged in paragraph (a) above for each applicable Year of Service as indicated in paragraph (a) above.

      (d) Who Receives Top-Heavy Minimum: Each Participant who is a non-key employee who completes a Year of Service with the Employer after the Plan Year which commences after December 31, 1983 shall be eligible for the minimum Top-Heavy Accrued Benefit from Employer contributions for such Plan Year. The minimum Top-Heavy Accrued Benefit applies even though under other Plan provisions the Participant would not otherwise be entitled to an Accrued Benefit, or would have received a lesser accrual for the year because the Participant fails to make mandatory contributions to the Plan, the Participant's Compensation is less than a stated amount, the Participant is not employed on the last day of the accrual computation period, or the Plan is integrated with Social Security. The Top-Heavy benefit, to the extent required to be nonforfeitable under Ode Section 416(b), may not be suspended or forfeited under Code Sections 411(a)(3)(B) or 411(a)(3)(D).

           (c)  Use Of Non-Top-Heavy  Accruals: All accruals of
                Employer-derived benefits, whether or not attributable to years for which the Plan is Top-Heavy, may be used in computing whether the above minimum accrual requirements of this Section 13.02 are in the aggregate satisfied.

    13.03 LIMITATIONS ON BENEFITS: In any Plan Year in which the Plan is Top-Heavy the denominators of the Defined Benefit Fraction and Defined Contribution Fraction shall be computed using 100% of the dollar limitation instead of 125% unless the Top-Heavy Ratio does not exceed 90% and the Employer elects to replace either (a) the 2% minimum benefit described in Section 13.02% above with a 3% minimum benefit, or (b) the 5% minimum Defined Contribution Annual Addition described in Section 13.02 above with a 71/2% Annual Addition.

    13.04 MINIMUM VESTING: For any Plan Year in which this Plan is Top-Heavy, the minimum Top-Heavy vesting schedule in Article 8 will automatically apply to any participant who has completed an Hour of Service after the Plan initially becomes Top-Heavy. The minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to Employee contributions, including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan became Top-Heavy. Further, no reduction in vested benefits may occur in the event the Plan's status as Top-Heavy changes for any Plan Year.

                                  ARTICLE 14
                             AMENDMENT BY SPONSOR

    14.01 AMENDMENT BY SPONSOR: The Sponsor, by a vote of the partners in accordance with their partnership agreement, may amend any or all provisions of this Plan and Trust at any time without obtaining the approval or consent of any Employer which has adopted this Plan and Trust provided that no amendment shall authorize or permit any part of the corpus or income of the Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries or eliminate an optional form of benefit distribution. No amendment to the Plan (including a change in the actuarial basis for determining optional or early retirement benefits) shall be effective to the extent it has the effect of decreasing a Participant's Accrued Benefit, except as permitted under Code Section 412(c)(8). For purposes of this Section, an amendment which has the effect of (a) eliminating or reducing an Early Retirement Benefit or a retirement-type subsidy, or (b) eliminating an optional form of benefit, with respect to benefits attributable to Service before the amendment, shall be treated as reducing Accrued Benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, or a death benefit (including life insurance).

    14.02 AMENDMENT BY EMPLOYER: Each Employer shall automatically be deemed to be a party to any Plan amendment adopted by the Sponsor.

    14.03 TERMINATION: An Employer shall have the right to terminate its participation in the Plan upon 60 days notice in writing to the Sponsor and the Trustees. If the Plan is terminated or partially terminated by an Employer or by the Sponsor the rights of all affected Employees to benefits accrued to the date of such termination or partial termination (to the extent funded as of such date) shall vest and become nonforfeitable. In the event of a partial termination, only those who who separate from Service shall be fully vested. In the event of termination the employer shall direct the Trustees with respect to the distribution of benefits to or for the exclusive benefit of Participants of their Beneficiaries. The Trustee shall dispose of the Fund in accordance with the written directions of the Plan Administrator, provided that no liquidation of assets and payment of benefits (or provision therefore), shall actually be made by the Trustee until after it is established by the Employer in a manner satisfactory to the Trustee, that the applicable requirements, if any, of the Employee Retirement Income Security Act of 1974 and the Code governing the termination of employee benefit plans, have been or are being complied with, or that appropriate authorizations, waivers, exemptions, or variances have been or are being obtained.

    14.04 ALLOCATION OF ASSETS UPON TERMINATION: If the Plan is terminated, or if there is partial termination, the Fund shall be allocated on the basis of the costs of benefits due active, terminated, and retired Participants, their Spouses or Beneficiaries, with respect to Service to the date of termination or partial termination, subject to the following provisions:

           (a) Priority Of Payment: If the Fund cannot provide such costs in full, it shall be allocated in the following order of priority, with allocations within the last category for which assets are available being made in proportion to the costs within that category for each Participants: (1) benefits accrued for Participants from Employee contributions; (2) costs for Participants who have been receiving benefits or who have been eligible to receive Normal Retirement Benefits in accordance with Section 5.01 for more than three years as of the date of termination; (3) costs for Participants who have been receiving benefits or who have been eligible to receive Normal Retirement Benefits in accordance with Section 5.01 for less than three years as of the date of termination; (4) costs for Participants who were eligible to receive early retirement benefits as of the date of termination; (5) costs for all other benefits insured by the Pension Benefit Guaranty Corporation; and
            (6) costs for any other benefits.

      (b) Discrimination Not Permitted: If the allocation made pursuant to paragraph (a)(5) and paragraph (a)(6) above results in discrimination in favor of Participants who are officers, shareholders, or Highly Compensated Employees, then the assets allocated under paragraph (a)(5) and paragraph (a)(6) shall be reallocated to avoid such discrimination. All amounts allocated under this paragraph shall be nonforfeitable, to the extent Fund assets are sufficient. After allocation, the Sponsor shall determine whether to make lump sum payments of the Actuarial Equivalent of benefits from the Fund or whether to purchase immediate or deferred annuities from an insurance company in whatever amounts the monies so allocated will provide. If the Fund has sufficient assets to cover the cost of all Accrued Benefits and full settlement of all such benefits is made by lump sum payments of the Actuarial Equivalent of benefits or through the purchase of a group annuity or individual annuity contracts, then any balance remaining in the Fund shall be refunded to the Employer.

14.05 EARLY TERMINATION PROVISIONS: Upon termination of this Plan, benefits which are distributed in full will be subject to the following provisions:

      (a) Assets Are Sufficient To Satisfy Accrued Benefits: If, as of the date of this Plan terminates and benefits are distributed in full, the value of Plan assets is not less than the Actuarial Equivalent of all Accrued Benefits (whatever or not nonforfeitable), distribution of assets to each Participant equal to the Actuarial Equivalent of that Participant's Accrued Benefit will not be discriminatory if the formula for computing benefits as of the date of termination is not discriminatory under Code
            Section 401(a)(4). The benefit payable to a current or former Participant who is or was a Highly Compensated Employee (as of the date he or she last completed an hour of Service) shall not exceed the benefit which is considered nondiscriminatory under Code Section 401(a)(4). All Actuarial Equivalents and the value of Plan assets will be computed using assumptions satisfying
            Section 4044 of ERISA. Upon the occurrence of the above situation, the amount by which the value of Plan assets exceeds the Actuarial Equivalent of Accrued Benefits (whether or not nonforfeitable) shall revert to the Employer, except if otherwise provided under Sections 1.01 or 5.01.

      (b)   Assets Are Insufficient To Satisfy Accrued Benefits:
            Notwithstanding paragraph (a) above, if, as of the date this Plan terminates and benefits are distributed in full, the value of Plan assets is less than the Actuarial Equivalent of all Accrued benefits (whether or not nonforfeitable), then the provisions of paragraph (h), (i) and (j) shall be applicable or, at the discretion of the Plan Administrator, the provisions of paragraphs
            (c), (d), (e) and (f), subject to paragraphs (g) and (h) shall apply for Plan Years which begin before January 1, 1994.

      (c) Restricted benefits For 25 Highest Paid Employees: Employer contributions on behalf of any of the 25 highest paid Employees at the time the Plan is established and whose anticipated Annual benefit exceeds $1,500 will be restricted as provided in Section 14.05(d) upon the occurrence of the following conditions: (1) the Plan is terminated within 10 years after its establishment; (2) the benefits of such highest paid Participant become payable within

            10 years after the establishment of the Plan; or (3) if Code
            Section 412 (without regard to Code Section 412(h)(2)) does not apply to this Plan, the benefits of such Participant become payable after the Plan has been in effect for 10 years, and the full current costs of the Plan for the first years have not been funded.


     (d) Maximum Distributions Restricted Benefit: Employer contributions which may be used for the benefit of a Participant described in section 14.05(d) shall not exceed the greater of $20,000, or 20% of the first $50,000 of the Participant's Compensation multiplied by the number of years between the date of the establishment of the Plan and (1) the date of the termination of the Plan if Section 14.05(c)(1) applies; (2) the date the benefits become payable if
            Section 14.05(c)(2) applies; or (3) the date of the failure to meet the full current costs if Section 14.05(c)(3) applies.

     (e) Effect Of Amendment To Increase Benefits: if the Plan is amended so as to increase the benefit actually payable, in event of the subsequent termination of the Plan or the subsequent discontinuance of contributions thereunder, then the provisions of the above paragraphs shall be applied to the Plan as so changed as if it were a new Plan established on the date of the change. The original group of 25 Employees as described in 14.05(c) will continue to have the limitations in 14.05(d) apply as if the Plan had not been changed. The restrictions relating to the changes of Plan should apply to benefits or funds for each of the 25 highest paid Participants on the Effective date of the changes except that such restrictions need not apply with respect to any Participant in this group for whom the normal annual pension or annuity provided by the Employer contributions prior to that date and during the ensuing 10 years, based on his or her rate of Compensation on that date, could not exceed $1,500.

     (f) Maximum Distributable Restricted Benefits To New Group of 25 Highest Employees: The Employer contributions which may be used for the benefit of the new group of 25 Participants will be limited to the greater of (1) the Employer contributions (or funds attributable thereto) which would have been applied to provide the benefits for the Employee if the previous Plan had been continued without change; (2) $20,000; or (3) the sum of (A) the Employer contributions (or funds attributable thereto) which would have been applied to provide benefits for the Employee under the previous plan if it had been terminated the date before the Effective Date of change, and (B) an amount computed by multiplying the number of years for which the current costs of the Plan after that date are met by 20% of his or her annual Compensation, or $10,000, whichever is smaller.

      (g)   Modifications To Maximum Distributable Benefits If Greater
            Benefit Would Result: Notwithstanding the above limitations, the following limitations will apply if they would result in a greater amount of Employer contributions to be used for the benefits of the restricted Participant: (1) in the case of a substantial owner (as defined in Section 4022(b)(5) of ERISA), a dollar amount which equals the Actuarial Equivalent of the benefit guaranteed for such Participant under Section 4022 of ERISA, or if the Plan has not terminated, the Actuarial Equivalent of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences, determined in accordance with regulations of the Pension benefit Guaranty Corporation (PBGC); and (2) in the case of the other restricted Participants, a dollar amount which equals the present value of the maximum benefit described in Section 4022(b)(3)(B) of ERISA (determined on the earlier of the date the Plan terminates or the date benefits commence, and determined in accordance with regulations of the PBGC) without regard to any other limitations in Section 4022 of ERISA.

     (h) Distributions Upon Receipt Of 125% Deposit: Notwithstanding the otherwise applicable restrictions on distributions of benefits incident to early termination or early Plan termination, a Participant's otherwise restricted benefit may be distributed in full upon depositing with an acceptable depository property having a fair market value equal to 125% of the amount which would be payable had the Plan terminated on the date of the lump sum distribution. If the market value of the property held by the depositary falls below 110% of the amount which would be repayable if the Plan were then to terminate, additional property necessary to bring the value of the property held by the depository up to 125% of such amount must be deposited and any agreement with a depository shall so provide. Any provision in this paragraph to the contrary notwithstanding, any Participant who has deposited restricted amounts in a depository pursuant to this paragraph, shall have the right to receive any income from generated by such property if the market value of the property is otherwise maintained.

     (i)    Annual Payments May Not Exceed Those Of A Single Life Annuity:
            Benefits distributed to any of the active and former 25 most highly Compensated Employees who have the greatest compensation in the current or any prior Plan Year are restricted such that the annual payments are no greater than an amount equal to the payment that would be made on behalf of the Participant under a single life annuity that is the Actuarial Equivalent of the sum of the Participant's Accrued Benefit and the Participant's other benefits under the Plan.

     (j)    When Restrictions Do Not Apply: The above paragraphs (a) through
            (j) shall not apply if either (1) after payment of the benefit to such a Participant, the value of Plan assets equals or exceeds 110% of the current liability (as defined in Code Section 412) as of the last day of the Plan year during which benefits are commenced, or (2) the value of the benefits for such a Participant is less than 1% of the value of current liabilities, or (3) the value of the Participant's future non restricted limit does not exceed $3,500. For these purposes the term 'benefit' includes loans in excess of the amount forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Participant, and any death benefits not provided for by insurance on the Participant's Life.

15.01 INABILITY TO ACT: All parties to this Plan and Trust and all persons claiming any interest hereunder shall perform any and all acts and execute any and all documents and papers which may be necessary or desirable for carrying out its terms. This agreement and all acts and decisions taken under it shall be binding upon the heirs, executors, administrators, successors and assigns of any and all parties hereto present and future. In the event that it becomes impossible for the Employer or the Trustees to perform any act in accordance with this Plan and Trust, the act shall be performed which in the judgment of the Sponsor, or of the Trustee, shall most nearly carry out the intent and purpose of the Plan and Trust.

15.02 QUALIFICATION OF EMPLOYER'S PARTICIPATION IN PLAN: If participation in this Plan by an adopting Employer fails to attain or retain Internal Revenue Service qualification with respect to the Plan or with respect solely to such Employer other than the Sponsor, such Employer shall not participate in this Plan.

15.03 MERGERS AND CONSOLIDATIONS: In the case of any merger or consolidation of the Employer's Plan with, or transfer of assets or liabilities of the Employer's Plan, to any other plan, Participants in the Employer's Plan shall be entitled to receive benefits immediately after the merger, consolidation, or transfer which are equal to or greater than the benefits they would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

15.04 QUALIFICATION OF PLAN: The Sponsor intends that this Plan will meet the requirements of the Code as a qualified retirement Plan and Trust. Should the Commissioner of Internal Revenue of any delegate of the Commissioner at any time determine that the Plan and Trust fails to meet such requirements, the Sponsor intends to amend the Plan and Trust to maintain its qualified status.

15.05 GOVERNING LAW: Construction, validity and administration of the Plan and Trust, shall be governed by Federal law to the extent applicable, and to the extent not applicable by the laws of the State where the Sponsor is domiciled.

15.06 HEADINGS AND SUBHEADINGS: Headings and subheadings are inserted in this Plan and Trust for convenience of reference. However, such headings and subheadings do not constitute any part of this Plan and Trust and are not to be considered in its construction.

15.07 PLAN SUBJECT TO SEPARATE TRUST AGREEMENT: Notwithstanding the provisions of the foregoing Plan document that purport to govern the rights and obligations of the Trustee with respect to the Trust and Trust assets, such right and obligations are governed entirely by the terms of that certain Trust Agreement between I. C. Isaacs & Company,
       L. P. and First National Bank of Maryland dated as of November 4, 1976, and the provisions herein concerning rights and obligations of the Trustee are without effect.

     IN WITNESS WHEREOF, this Plan and trust have been executed by the Employer on the day, month and year first above written.


                        I. C. ISAACS & COMPANY, L.P.


                        By   /s/ Eugene C. Wielepski
                           --------------------------

ATTEST:


Donna Derenez
-----------------------------

                                 EXHIBIT A
                              PENSION OPTIONS

(1) OPTIONS IN GENERAL:

    (a) In lieu of the Normal Retirement Benefit otherwise payable to a Participant at his Annuity Starting Date, any active, inactive or suspended Participant, who has not yet reached his Annuity Starting Date, may elect to receive an appropriately adjusted benefit under any option provided herein. Each option provided herein shall be the Actuarial Equivalent of the Participant's Normal Retirement Benefit determined as of the Annuity Starting Date.

    (b) A married Participant's election of an option will be valid only if the Qualified Joint and Survivor Annuity has been waived under
         Section 7.05; however, the election of an option will be valid with respect to a married Participant who has elected Late Retirement only if the Qualified Pre-Retirement Survivor Annuity has been waived under Section 7.05.

(2) ELECTION PROCEDURE: A Participant may elect an option by filing a Prescribed Form with the Administrator on any date which is (a) at least 90 days prior to the Annuity Starting Date, or (b) less health satisfactory to the Administrator; but in no event may a Participant file such election prior to his attainment of Age 52. For purposes of this Exhibit A, a Prescribed Form means an administrative form prepared and made available by the Administrator, which is prescribed by the Administrator for use in applying a benefit or in filing an election with respect to a benefit under this Plan.

(3) THE OPTIONS THAT MAY BE ELECTED BY A PARTICIPANT ARE:

    (a) Joint and Survivor Option: An adjusted Normal Retirement Benefit payable to the retired Participant during his life, with the provision that after his death a Normal Retirement Benefit shall continue during the life of, and shall be paid to, his Contingent Annuitant (hereinafter defined as the person designated by a Participant to receive the Actuarial Equivalent of his Normal Retirement Benefit). The Normal Retirement Benefit payable to the Contingent Annuitant shall be 100%, 66.66%, or 50% of the Participant's adjusted Normal Retirement Benefit. Election of this option is conditional upon (1) designation, as part of the election of the option filed with the Administrator, of the name and sex of the Contingent Annuitant, and the particular percentage selected, and (2) delivery to the Administrator, within 90 days after filing of such election, of proof satisfactory to the Administrator of the age of the Contingent Annuitant.

    (b) Period Certain And Life Option: An adjusted Normal Retirement Benefit payable to the Participant during his life, or for a stated period of years, whichever is longer. After his death within the stated period of years, the adjusted Normal Retirement Benefit is payable to the Designated Beneficiary until the expiration of the stated period. If both the Participant and his Designated Beneficiary die within the stated period, the remaining payments shall be commuted at the rate of interest set forth in Exhibit B and paid at the payee's election in one lump sum or in installments over a period of 5 years to the estate of the person who received the last monthly payment as provided in Section 1.14 of the Plan.

    (c) Social Security Equalization Option: In the event that Normal Retirement Benefit shall become payable under this Plan before the date on which primary old age retirement benefits under the Old-Age, Survivors and Disability Insurance Benefits provisions of the Social Security Act become payable to the retired Participant, he or she may elect to have the Normal Retirement Benefit adjusted to provide level payments, insofar as practicable, including the primary benefits under the Social Security Act.

    (d) Lump Sum Option: A lump sum equal to 100% of the Actuarial Equivalent of the Accrued Benefit shall be paid to the Participant upon retirement.

(4) OPTION REQUIREMENTS: Except in respect to the Social Security Equalization Option, the election of an option shall not result in monthly payments for life to the Participant or his or her Beneficiary of less than $10 per month. All payments shall be non-increasing, except payments (1) made when the Plan is amended to provide increased benefits to retirees and Beneficiaries, (2) made under a modified cash refund providing for the refund of employee contributions, and (3) which increase to the Participant if the Beneficiary predeceases the Participant.

(5) CHANGE OF OPTION, CONTINGENT ANNUITANT OR BENEFICIARY:

    (a) A Participant may elect to change any option previously elected, or the Contingent Annuitant under the Joint And Survivor Option, by filing a Prescribed Form with the Administrator on any date which is
         (1) at least 90 days prior to the Annuity Starting Date, or (2) less than 90 days prior to the Annuity Starting Date, provided the Participant furnishes proof of good health and that the Contingent Annuitant if the Joint And Survivor Option is effective.

    (b) A married Participant may elect to cancel this option at any time prior to the Annuity Starting Date and convert the benefit to a Qualified Joint and Survivor Annuity. However, said married Participant may subsequently waive the Qualified Joint and Survivor Annuity prior to the Annuity Starting Date, subject to the provisions of Article 7.

    (c) A Participant may designate or change the Beneficiary at any time by filing a Prescribed Form with the Administrator; provided however if the Participant is married, the Spouse's consent is required pursuant to Article 7. The consent of any other Beneficiary is not required in the event of any change made by a Participant and such Beneficiary has no rights whatsoever under this Plan except as specifically provided in this Plan or applicable law.

    (d) No change (other than a change in Designated Beneficiary) may be made or shall become effective with respect to any elected option after the Annuity Starting Date.

    (e) Notwithstanding anything herein to the contrary, a Participant who retires under the Early Retirement provisions of Section 5.03 or who terminates employment with a right to a Vested Pension in accordance with the provisions of Section 8.01, and who thereafter returns as an Employee and again becomes an Active Participant, shall be entitled to elect or change an option as if he or she had never retired or terminated his employment.

(6) THE FOLLOWING RULES APPLY TO THE JOINT AND SURVIVOR OPTION:

    (a) If the Contingent Annuitant under the option dies prior to the Annuity Starting Date, the election of the Option will be considered null and void.

    (b) If a Participant dies prior to the Annuity Starting Date, no payments will be made to the Contingent Annuitant.

    (c) If the Contingent Annuitant predeceases the Participant after his retirement, the retired Participant will continue to receive the adjusted Normal Retirement Benefit without change.

(7) THE FOLLOWING RULES APPLY TO THE PERIOD CERTAIN AND LIFE OPTION AND THE SOCIAL SECURITY EQUALIZATION OPTION:

    (a) If a Beneficiary predeceases the Participant, another Beneficiary may be designated in accordance with the fourth paragraph of Section 5 above.

    (b) If no Designated Beneficiary survives the Retired Participant, or if the Designated Beneficiary dies before receiving payments in full, any balance of payments shall be commuted at the applicable rate of Interest, and paid to the estate of the person who received the last monthly payment in accordance with Section 1.14 of the Plan.

    (c) If a Participant dies prior to the Annuity Starting Date, no payments will be made to the Designated Beneficiary.

    (d) The designation of a Beneficiary under the option shall not necessarily mean that such a person is a Beneficiary with respect to any other benefit provided for under this Plan.

(8) OTHER RULES:

    (a) Notwithstanding anything herein contained to the contrary, a Disabled Participant shall not have the right to elect any of the options described in this Exhibit A, and any such election previously made shall be null and void.

    (b) The rate of Interest and all other Actuarial Assumptions used in determining Actuarially Equivalent benefits under any option shall b the Actuarial Assumptions in effect at the time the election of the option becomes effective. For this purpose, an option may not be deemed to have become effective until the Annuity Starting Date.

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

                                   EXHIBIT B
                              TABLES AND FACTORS

(1) EARLY RETIREMENT REDUCTION FACTORS: The following Early Retirement Reduction Factors shall be interpolated on the basis of full months for a commencement date which falls between any two age brackets.

       Age at Annuity Starting Date              Reduction Factor
       ----------------------------              ----------------
                    64                                  .93
                    63                                  .86
                    62                                  .79
                    61                                  .72
                    60                                  .65
                    59                                  .60
                    58                                  .55
                    57                                  .51
                    56                                  .47
                    55                                  .44

(2) SPOUSE'S PENSION CONVERSION FACTORS:

    (a)  A base factor of 0.880

    (b) Plus (or minus) 0.004 for each year that the spouse is older (or younger) than the Participant

    (c) Plus (or minus) 0.004 for each year that the Participant's Annuity Starting Date precedes (or follows) his Normal Retirement Age

    (d)  Minus 0.100 for a Disabled Participant

    (e)  But in no event more than 1.00

(3) JOINT AND SURVIVOR OPTION: The formula to determine the factor for the Joint And Survivor Option shall be as follows:

                                  If the Survivor % is:  50%     66.66%    100%
                                                        -----    -----    -----
    (a)  A base factor of                               0.880    0.845    0.790

    (b)  Plus (minus) a factor for each year
         that the spouse is older (or younger)
         than the Participant equal to                  0.004    0.005    0.006

    (c)  Plus (or minus) a factor for each
         year that the Pension Commencement
         Date precedes (or follows) the
         Participant's Normal Retirement Age            0.004    0.005    0.006

    (d)  But in no event more than                      1.000    1.000    1.000



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(4) 120 MONTHS PERIOD CERTAIN AND LIFE OPTION: The formula to determine the factor for the Period Certain And Life Option shall be as follows:

    (a)  A base factor of 0.920

    (b) Plus (minus) 0.005 for each of the first five years that the Participant's Annuity Starting Date precedes (follows) his or her Normal Retirement Age

(5) SOCIAL SECURITY EQUALIZATION OPTION: The factors for the Social Security Equalization Option payable at Early Retirement Date shall be determined taking into account the Early Retirement Reduction Factors set forth above.

(6) LUMP SUM OPTION: The factors for the determination of lump sums shall be based on the 1971 Group Annuity Mortality Table for males set back 6 years and 7% annual interest.

(7) OTHER ACTUARIAL CALCULATIONS: All other calculations that require actuarial equivalence shall be made using the following assumptions:
    Pre-retirement: 1971 Group Annuity Mortality Table for males and 7% interest; Post-retirement: 1971 Group Annuity Mortality Table for males and 7% interest.

(8) ADJUSTMENT FOR PERIODS LESS THAN A FULL YEAR: Any calculations for periods of less than a full year shall be determined by reducing the factor in (b) or (c) if applicable under Sections 2, 3, 4 or 5 above which would apply if such period were a full year by 1/12th for each month by which such period is less than a full year.

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